As filed with the Securities and Exchange Commission on or about October 20,
                                      2000

                                         Securities Act Registration No. 33-7603
                                Investment Company Act Registration No. 811-4770

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C.  20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [   ]
     Pre-Effective Amendment No.                            [   ]
     Post-Effective Amendment No.   31                      [ X ]
                                     and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [   ]
     Amendment No.   32                                             [ X ]
                        (Check appropriate box or boxes)

                          STRONG MUNICIPAL FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

          100 Heritage Reserve
    Menomonee Falls, Wisconsin                                        53051
(Address of Principal Executive Offices)                            (Zip Code)
      Registrant's Telephone Number, including Area Code:  (414) 359-3400
                            Elizabeth N. Cohernour
                        Strong Capital Management, Inc.
                              100 Heritage Reserve
                       Menomonee Falls, Wisconsin  53051
                    (Name and Address of Agent for Service)




     It is proposed that this filing will become effective (check appropriate box):

          [   ]  immediately upon filing pursuant to paragraph (b) of Rule 485
          [   ]  on (date) pursuant to paragraph (b) of Rule 485
          [   ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
          [   ]  on (date) pursuant to paragraph (a)(1) of Rule 485
          [ X ]  75 days after filing pursuant to paragraph (a)(2) of Rule 485
          [   ]  on (date) pursuant to paragraph (a)(2) of Rule 485

     If appropriate, check the following box:

          [   ]     this post-effective amendment designates a new effective
date for a previously filed post-effective amendment.

     This Post-Effective Amendment to the Registration Statement of Strong Municipal Funds, Inc., which is currently comprised of three Funds, relates only to Strong Tax-Exempt Municipal Money Market Fund, which is being added through this Amendment. This Post-Effective Amendment does not relate to, amend, supersede, or otherwise affect the separate Prospectuses and Statements of Additional Information contained in Post-Effective Amendments No. 26, No. 27, No. 28, and No. 29

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION                        DATE OF ISSUANCE:  OCTOBER 20, 2000



[Strong logo and picture of man and two children fishing]










prospectus
                                           THE STRONG TAX-EXEMPT
                                           MUNICIPAL MONEY
                                              MARKET FUND





                              _________, 2000





THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
Your Investment.................................................................

Key Information.................................................................

What are the fund's goals?......................................................

What are the fund's principal investment strategies?............................

What are the main risks of investing in the fund?...............................

What are the fund's fees and expenses?..........................................

Who are the fund's investment advisor and portfolio manager?....................

Other Important Information You Should Know.....................................

A Word About Credit Quality.....................................................

Taxable Investments.............................................................

If You Are Subject to the Alternative Minimum Tax...............................

Financial Highlights............................................................
Your Account....................................................................

Share Price.....................................................................

Buying Shares...................................................................

Selling Shares..................................................................

Additional Policies.............................................................

Distributions...................................................................

Taxes...........................................................................

Services For Investors..........................................................

Reserved Rights................................................................

For More Information.................................................Back Cover

IN THIS PROSPECTUS, "WE" OR "US" REFERS TO STRONG CAPITAL MANAGEMENT, INC., THE INVESTMENT ADVISOR, ADMINISTRATOR, AND TRANSFER AGENT FOR THE STRONG FUNDS.

                                                                 YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUND'S GOALS?

The STRONG TAX-EXEMPT MUNICIPAL MONEY MARKET FUND seeks federally tax-exempt current income, a stable share price, and daily liquidity.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The TAX-EXEMPT MUNICIPAL MONEY MARKET FUND is managed to provide a stable share price of $1.00. The fund invests, under normal market conditions, at least 80% of its assets in short-term, high-quality municipal obligations whose interest is exempt from federal income tax, including the federal alternative minimum tax (AMT). Although under normal market conditions, the fund expects to invest substantially all of its assets in obligations that are exempt from federal income tax, including the AMT, the fund may invest up to 20% of its assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. government securities, bank and corporate obligations, and short-term fixed securities. The fund may also invest any amount in cash or taxable cash equivalents to the extent the manager cannot obtain suitable obligations that are exempt from federal income tax, including the AMT. The average maturity of the fund will normally be 90 days or less.

The manager may sell a holding if its fundamental qualities deteriorate, or to take advantage of more attractive yield opportunities.

((Side Box))
Under normal market conditions, the fund will invest at least 80% of its assets in municipal obligations. MUNICIPAL OBLIGATIONS are debt obligations issued by or for U.S. states, territories, and possessions and the District of Columbia and their political subdivisions, agencies, and instrumentalities. Municipal obligations can be issued to obtain money for public purposes or for privately operated facilities or projects. Some municipal obligations pay interest which is exempt from federal income tax. Examples of municipal obligations are general obligation bonds, revenue bonds, industrial development bonds, notes, and municipal lease obligations.

The fund anticipates that substantially all of the income that it pays will be exempt from federal income tax, including the federal alternative minimum tax
(AMT). To the extent the fund holds taxable securities or securities subject to the federal alternative minimum tax, some income the fund pays may be taxable. In addition, income from the fund may be subject to state and local taxes.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

NOT INSURED: Your investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in this fund.

INVESTMENT RISK: Economic, business, or political developments may affect the ability of municipal issuers to repay principal and to make interest payments. This could result in fluctuations in the fund's returns.

MANAGEMENT RISK: The fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the managers will produce the desired results.

The fund is appropriate for investors who are comfortable with the risks described here and who need cash immediately. It can also be used as a permanent conservative part of your portfolio.

The bar chart and performance table are not presented because the fund is new and did not begin operations until ____________, 2000.

WHAT ARE THE FUND'S FEES AND EXPENSES?

This section describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
The fund is 100% no-load, so you pay no sales charges (loads) to buy or sell shares.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
The costs of operating the fund are deducted from fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they don't appear on your account statement, but instead reduce the total return you receive from your fund investment.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF  AVERAGE NET ASSETS)

Management Fees                         0.50%
Other Expenses
Total Annual Fund Operating Expenses

EXAMPLE: This example is intended to help you compare the cost of investing in the fund, before fee waivers and expense absorptions, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 YEAR   3 YEARS
-------  -------


WHO ARE THE FUND'S INVESTMENT ADVISOR AND PORTFOLIO MANAGER?

Strong Capital Management, Inc. (Strong) is the investment advisor for the fund. Strong provides investment management services for mutual funds and other investment portfolios representing assets, as of __________, 2000, of over $__ billion. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, several of which are available through variable insurance products. Strong's address is P.O. Box 2936, Milwaukee, WI 53201.

JOHN C. BONNELL manages the fund. He has over ten years of investment experience and is a Chartered Financial Analyst. He joined Strong as a portfolio manager in May 1999 and has managed the fund since its inception in December 2000. For ten years prior to joining Strong, Mr. Bonnell worked at USAA Investment Management Company, most recently serving as an executive director and portfolio manager. From 1995 to 1996, he was a senior securities analyst and from 1991 to 1995 he served as a securities analyst. Mr. Bonnell received his bachelors degree in Finance from the University of Texas in 1987 and his Masters of Business Administration from St. Mary's University in 1991.

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

A WORD ABOUT CREDIT QUALITY

CREDIT QUALITY measures the issuer's expected ability to pay interest and principal payments on time. Credit quality can be "higher-quality", "medium-quality", "lower-quality", or "in default". The fund only invests in securities with a "higher-quality" rating. HIGHER-QUALITY means bonds that are in any of the three highest rating categories. For example, bonds rated AAA to A by Standard & Poor's Ratings Group (S&P)*.

* OR THOSE RATED IN THIS CATEGORY BY ANY NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION. S&P IS ONLY ONE EXAMPLE OF A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION.

This chart shows S&P's definition and ratings group for credit quality. Other rating organizations use similar definitions.

  CREDIT          S&P'S          S&P'S RATINGS        RATING
  QUALITY       DEFINITION           GROUP           CATEGORY
----------  ------------------  ---------------  ---------------
  Higher      Highest quality         AAA         First highest
               High quality            AA         Second highest
            Upper medium grade         A          Third highest

We determine a bond's credit quality rating at the time of investment by conducting credit research and analysis and by relying on credit ratings of several nationally recognized statistical rating organizations. These organizations are called NRSROs. When we determine if a bond is in a specific category, we may use the highest rating assigned to it by any NRSRO. If a bond is not rated, we rely on our credit research and analysis to rate the bond. If a bond's credit quality rating is downgraded after our investment, we monitor the situation to decide if we need to take any action such as selling the bond.

Typically, municipal bonds are not rated. This means that investments in municipal bonds may require more credit analysis by us than investments in taxable bonds.

TAXABLE INVESTMENTS

The fund may invest up to 20% of its assets in U.S. government and corporate bonds, and other debt securities that are of the same quality as the fund's investments in municipal bonds. These bonds may produce taxable income, including income subject to the federal alternative minimum tax (AMT), and income subject to state and local taxes.

YOUR ACCOUNT

SHARE PRICE

Your transaction price for buying, selling, or exchanging shares of the fund is the net asset value per share (NAV) for the fund. NAV is generally calculated as of the close of trading on the New York Stock Exchange (usually 3:00 p.m. Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.
We use amortized cost to value money market securities held by the fund.

((Side Box))

When we use AMORTIZED COST to value money market
fund securities, we generally mean that the security is
initially valued at the price we paid for it.  After that, the value of the security is gradually increased (amortizing a
discount) or decreased (amortizing a premium) each day
without regard to fluctuating interest rates.
--------------------------------------------------------------

((Side Box))

We determine the share price or NAV of the fund by
dividing net assets attributable to the fund (the value of
the investments, cash, and other assets attributable to the
fund minus the liabilities attributable to the fund) by the
number of fund shares outstanding.
-----------------------------------------------------------

BUYING SHARES

INVESTMENT MINIMUMS: When buying shares, you must meet the following investment minimum requirements.

                                        INITIAL INVESTMENT                 ADDITIONAL INVESTMENT
                                             MINIMUM                              MINIMUM
-----------------------------  -----------------------------------  -----------------------------------
Regular accounts                              $2,500                                $50
-----------------------------  -----------------------------------  -----------------------------------
Education IRA accounts                         $500                                 $50
-----------------------------  -----------------------------------  -----------------------------------
Other IRAs and                                 $250                                 $50
UGMA/UTMA accounts
-----------------------------  -----------------------------------  -----------------------------------
SIMPLE IRA, SEP-IRA,           the lesser of $250 or $25 per month                  $50
403(b)(7), Keogh, Pension
Plan, and Profit Sharing Plan
accounts
-----------------------------  -----------------------------------  -----------------------------------

PLEASE REMEMBER ...

- You cannot use an Automatic Investment Plan with an Education IRA.

- If you open a qualified retirement plan account where we or one of our alliance partners provides administrative services, there is no initial investment minimum.

 BUYING INSTRUCTIONS
 You can buy shares in several ways.

 MAIL
 You can open or add to an account by mail with a check made payable to Strong. Send it to the address listed on the back of this prospectus, along with your account application (for a new account) or an Additional Investment Form (for an existing account).

 EXCHANGE OPTION
 Sign up for the exchange option when you open your account. To add this option to an existing account, visit the Investor Services area at WWW.ESTRONG.COM or call 800-368-3863 for a Shareholder Account Options Form.

  ((Side Box))
                                   QUESTIONS?
                               Call 800-368-3863
                                 24 hours a day,
                                  7 days a week

 EXPRESS PURCHASESM
 You can make additional investments to your existing account directly from your bank account. If you didn't establish this option when you opened your account, visit the Investor Services area at WWW.ESTRONG.COM or call us at 800-368-3863 for a Shareholder Account Options Form.

 STRONG DIRECT(R)
 You can use Strong Direct(R) to add to your investment from your bank account or to exchange shares between Strong Funds by calling 800-368-7550. See "Services for Investors" for more information.

 STRONG NETDIRECT(R)
 You can use Strong netDirect(R) at WWW.ESTRONG.COM, to add to your investment from your bank account or to exchange shares between Strong Funds. See "Services for Investors" for more information.

 INVESTOR CENTERS
 You can visit our Investor Center in Menomonee Falls, Wisconsin, near Milwaukee. Call 800-368-3863 for hours and directions, or for the location of our other Investor Centers.

 WIRE
 Call 800-368-3863 for instructions before wiring funds either to open or add to an account. This helps to ensure that your account will be credited promptly and correctly.

 AUTOMATIC INVESTMENT SERVICES
 See "Services for Investors" for detailed information on all of our automatic investment services. You can sign up for these plans when you open your account or you can add them later by visiting the Investor Services area at WWW.ESTRONG.COM or by calling 800-368-3863 for the appropriate form.

 BROKER-DEALER
You may purchase shares through a broker-dealer or other intermediary who may charge you a fee. Broker-dealers, including the fund's distributor, and other intermediaries may also from time to time sponsor or participate in promotional programs pursuant to which investors receive incentives for establishing with the broker-dealer or intermediary an account and/or for purchasing shares of the Strong Funds through the account(s). Investors should contact the broker-dealer or intermediary and consult the Statement of Additional Information for more information about promotional programs.

 PLEASE REMEMBER . . .
- We only accept checks payable to Strong.

- We do not accept cash, third-party checks, credit card convenience checks, or checks drawn on banks outside the U.S.

- You will be charged $20 for every check, wire, or Electronic Funds Transfer returned unpaid.

 SELLING SHARES

 You can access the money in your account by selling (also called redeeming) some or all of your shares by one of the methods below. After your redemption request is accepted, we normally send you the proceeds on the next business day.

 SELLING INSTRUCTIONS
 You can sell shares in several ways.

 MAIL
 Write a letter of instruction. It should specify your account number, the dollar amount or number of shares you wish to redeem, the names and signatures of the owners (or other authorized persons), and your mailing address. Then, mail it to the address listed on the back of this prospectus.

 REDEMPTION OPTION
 Sign up for the redemption option when you open your account or add it later by visiting the Investor Services area at WWW.ESTRONG.COM or by calling 800-368-3863 to request a Shareholder Account Options Form. With this option, you may sell shares by phone or via the Internet and receive the proceeds in one of three ways:

      (1) We can mail a check to your account's address. Checks will not be forwarded by the Postal Service, so please notify us if your address has changed.

      (2) We can transmit the proceeds by Electronic Funds Transfer to a properly pre-authorized bank account. The proceeds usually will arrive at your bank two banking days after we process your redemption.

      (3) For a $10 fee, we can transmit the proceeds by wire to a properly pre-authorized bank account. The proceeds usually will arrive at your bank the first banking day after we process your redemption.

 STRONG DIRECT(R)
 You can redeem shares through Strong Direct(R) at 800-368-7550. See "Services for Investors" for more information.

 STRONG NETDIRECT(R)
 You can use Strong netDirect(R) at WWW.ESTRONG.COM, to redeem shares. See "Services for Investors" for more information.

 INVESTOR CENTERS
 You can visit our Investor Center in Menomonee Falls, Wisconsin, near Milwaukee. Call 800-368-3863 for hours and directions, or for the location of our other Investor Centers.

SYSTEMATIC WITHDRAWAL PLAN
You can set up automatic withdrawals from your account at regular intervals. You can sign up for this service when you open your account, or you can add it later by visiting the Investor Services area at WWW.ESTRONG.COM or by calling 800-368-3863 for the appropriate form. See "Services for Investors" for information on this service and other automatic investment and withdrawal services.

 BROKER-DEALER
 You may sell shares through a broker-dealer or other intermediary who may charge you a fee.

 CHECK WRITING
 Sign up for free check writing when you open your account or call 800-368-3863 to add it later to an existing account. Check redemptions must be for a minimum of $500. You cannot write a check to close out an account.

 PLEASE REMEMBER ...
- If you recently purchased shares, the payment of your redemption proceeds may be delayed by up to 10 days to allow the purchase check or electronic transaction to clear.

- You will be charged a $10 service fee for a stop-payment on a check written on your Strong Funds account.

- Some transactions and requests require a signature guarantee.

- If you are selling shares you hold in certificate form, you must submit the certificates with your redemption request. Each registered owner must sign the certificates and all signatures must be guaranteed.

- With an IRA (or other retirement account), you will be charged (1) a $10 annual account maintenance fee for each account up to a maximum of $30 and
  (2) a $50 fee for transferring assets to another custodian or for closing an account.

- If you sell shares out of a non-IRA retirement account and you are eligible to roll the sale proceeds into another retirement plan, we will withhold for federal income tax purposes a portion of the sale proceeds unless you transfer all of the proceeds to an eligible retirement plan.

  ((Side Box))
 There may be special distribution requirements that apply to retirement accounts. For instructions on:
- Roth and Traditional IRA accounts, call
  800-368-3863, and
- SIMPLE IRA, SEP-IRA , 403(b)(7), Keogh, Pension Plan, Profit Sharing Plan, or 401(k) Plan accounts, call 800-368-2882.

  ((Side Box))

SIGNATURE GUARANTEES help ensure that major
transactions or changes to your account are in fact
authorized by you. For example, we require a signature
guarantee on written redemption requests for more than
$100,000.  You can obtain a signature guarantee for a
nominal fee from most banks, brokerage firms, and
other financial institutions.  A notary public stamp or
seal cannot be substituted for a signature guarantee.
--------------------------------------------------------

 ADDITIONAL POLICIES

 INVESTING THROUGH A THIRD PARTY
 If you invest through a third party (rather than directly with Strong), the policies and fees may be different than described in this prospectus. Banks, brokers, 401(k) plans, financial advisors, and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your plan or financial institution for details.

 LOW BALANCE ACCOUNT FEE
Because of the high cost of maintaining small accounts, an annual low balance account fee of $10 (or the value of the account if the account value is less than $10) will be charged to all accounts that fail to meet the initial investment minimum. The fee, which is payable to the transfer agent, will not apply to (1) any retirement accounts, (2) accounts with an automatic investment plan (unless regular investments have been discontinued), or (3) shareholders whose combined Strong Funds assets total $100,000 or more. We may waive the fee, in our discretion, in the event that a significant market correction lowers an account balance below the account's initial investment minimum.

PURCHASES IN KIND
 You may, if we approve, purchase shares of the fund with securities that are eligible for purchase by the fund (consistent with the fund's investment restrictions, policies, and goal) and that have a value that is readily ascertainable in accordance with the fund's valuation policies.

 TELEPHONE AND INTERNET TRANSACTIONS
 We use reasonable procedures to confirm that telephone and Internet transaction requests are genuine. We may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received over the telephone or by computer, provided we reasonably believe the instructions were genuine. To safeguard your account, please keep your Strong Direct(R) and Strong netDirect(R) passwords confidential. Contact us immediately if you believe there is a discrepancy between a transaction you performed and the confirmation statement you received, or if you believe someone has obtained unauthorized access to your account or password.

 During times of unusual market activity, our phones may be busy and you may experience a delay placing a telephone request. During these times, consider trying Strong Direct(R), our 24-hour automated telephone system, by calling 800-368-7550, or Strong netDirect(R), our on-line transaction center, by visiting WWW.ESTRONG.COM. Please remember that you must have telephone redemption as an option on your account to redeem shares through Strong Direct(R) or Strong netDirect(R).

 VERIFICATION OF ACCOUNT STATEMENTS
 You should contact Strong in writing regarding any errors or discrepancies within 45 days after the date of the statement confirming a transaction. The statement will be deemed correct if we do not hear from you within those 45 days.

 DISTRIBUTIONS

 DISTRIBUTION POLICY
 The fund generally pays you dividends from net investment income monthly and distributes any net capital gains that it realizes annually. Dividends are declared on each day NAV is calculated, except for bank holidays. Dividends earned on weekends, holidays, and days when the fund's NAV is not calculated are declared on the first day preceding these days that the fund's NAV is calculated. Your investment generally earns dividends from the first business day after we accept your purchase order.

 REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
 Your dividends and capital gain distributions will be automatically reinvested in additional shares, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. To change the current option for payment of dividends and capital gain distributions, please call 800-368-3863.

 TAXES

 TAXABLE DISTRIBUTIONS
 Any net investment income and net short-term capital gain distributions you receive are taxable as ordinary dividend income at your income tax rate. Distributions of net capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them.

 TAX-EXEMPT DISTRIBUTIONS
 Exempt-interest dividends from municipal funds are generally exempt from federal income taxes, but may be subject to state and local tax. Under normal market conditions, the fund invests at least 80% of its net assets in municipal obligations whose interest is exempt from federal income taxes, including the federal alternative minimum tax (AMT).

  ((Side Box))

Generally, if your investment is in a Traditional IRA or
other TAX-DEFERRED ACCOUNT, your dividends and
distributions will not be taxed at the time they are paid,
but instead at the time you withdraw them from your
account.
----------------------------------------------------------

 RETURN OF CAPITAL
 If your fund's (1) income distributions exceed its net investment income and net short-term capital gains or (2) capital gain distributions exceed its net capital gains in any year, all or a portion of those distributions may be treated as a return of capital to you. Although a return of capital is not taxed, it will reduce the cost basis of your shares.

 YEAR-END STATEMENT
 To assist you in tax preparation, after the end of each calendar year, we send you a statement of your fund's ordinary dividends and net capital gain distributions (Form 1099).

 BACKUP WITHHOLDING
 By law, we must withhold 31% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security Number (SSN) or Tax Identification Number (TIN).

  ((Side Box))

Unless your investment is in a tax-deferred retirement
account such as an IRA, YOU MAY WANT TO AVOID:
-Investing a large amount in a fund close to the end of
the calendar year.  If the fund makes a capital gain
distribution, you may receive some of your
investment back as a taxable distribution.
-Selling shares of a mutual fund at a loss if you have
purchased additional shares of the same fund within
30 days prior to the sale or if you plan to purchase
additional shares of the same fund within 30 days
following the sale.  This is called a wash sale and
you will not be allowed to claim a tax loss on this
transaction.
------------------------------------------------------

  ((Side Box))

COST BASIS is the amount that you paid for the shares.
When you sell shares, you subtract the cost basis from the
sale proceeds to determine whether you realized an
investment gain or loss.   For example, if you bought a
share of a fund at $30 and you sold it two years later at
$40, your cost basis on the share is $30 and your gain is
$10.
----------------------------------------------------------

 Because everyone's tax situation is unique, you should consult your tax professional for assistance.

 SERVICES FOR INVESTORS

 We provide you with a variety of services to help you manage your investment. For more details, call 800-368-3863, 24 hours a day, 7 days a week. These services include:

 STRONG DIRECT(R) AUTOMATED TELEPHONE SYSTEM
 Our 24-hour automated response system enables you to use a touch-tone phone to access current share prices (800-368-3550), to access fund and account information (800-368-5550), and to make purchases, exchanges, or redemptions among your existing accounts if you have elected these services
 (800-368-7550).  Passwords help to protect your account information.

 ESTRONG.COM
 Visit us on-line at WWW.ESTRONG.COM to access your fund's performance and portfolio holding information. In addition to general information about investing, our web site offers daily performance information, portfolio manager commentaries, and information on available account options.

 STRONG NETDIRECT(R)
 If you are a shareholder, you may use Strong netDirect(R) to access your account information 24 hours a day from your personal computer. Strong netDirect(R) allows you to view account history, account balances, and recent dividend activity, as well as to make purchases, exchanges, or redemptions among your existing accounts if you have elected these services. Encryption
 technology and passwords help to protect your account information.   You may
 register to use Strong netDirect(R) at WWW.ESTRONG.COM.

 STRONGMAIL
 If you register for StrongMail at WWW.STRONGMAIL.COM, you will receive your fund's closing price by e-mail each business day. In addition, StrongMail offers market news and updates throughout the day.

 STRONG EXCHANGE OPTION
 You may exchange shares of a fund for shares of another Strong Fund, either in writing, by telephone, or through your personal computer, if the accounts are identically registered (with the same name, address, and taxpayer identification number). Please ask us for the appropriate prospectus and read it before investing in any of the Strong Funds. Remember, an exchange of shares of one Strong Fund for those of another Strong Fund is considered a sale and a purchase of shares for tax purposes and may result in a capital gain or loss. Some Strong Funds that you may want to exchange into may charge a redemption fee of 0.50% to 1.00% on the sale of shares held for less than six months. Purchases by exchange are subject to the investment requirements and other criteria of the fund purchased.

 STRONG CHECK WRITING
 Strong Funds offers check writing on most of its bond and money market funds. Checks written on your account are subject to this prospectus and the terms and conditions found in the front of the book of checks.

 STRONG AUTOMATIC INVESTMENT SERVICES
 You may invest or redeem automatically in the following ways, some of which may be subject to additional restrictions or conditions.

 AUTOMATIC INVESTMENT PLAN (AIP)
 This plan allows you to make regular, automatic investments from your bank checking or savings account.

 AUTOMATIC EXCHANGE PLAN
 This plan allows you to make regular, automatic exchanges from one eligible Strong Fund to another.

 AUTOMATIC DIVIDEND REINVESTMENT
 Your dividends and capital gains will be automatically reinvested in additional shares, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account.

 PAYROLL DIRECT DEPOSIT PLAN
 This plan allows you to send all or a portion of your paycheck, social security check, military allotment, or annuity payment to the Strong Funds of your choice.

 SYSTEMATIC WITHDRAWAL PLAN
 This plan allows you to redeem a fixed sum from your account on a regular basis. Payments may be sent electronically to a bank account or as a check to you or anyone you properly designate.

 STRONG RETIREMENT PLAN SERVICES
 We offer a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on:

- INDIVIDUAL RETIREMENT PLANS, including Traditional IRAs and Roth IRAs, call 800-368-3863.

- QUALIFIED RETIREMENT PLANS, including SIMPLE IRAs, SEP-IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit Sharing Plans, and 401(k) Plans, call 800-368-2882.

 SAME-DAY DIVIDEND AND WIRE
 You will earn a same-day dividend if you purchase shares and have, or with your purchase will have, at least $5 million invested in the fund and you have completed a special application. The following rules also apply:

- Call 800-368-1683 before 9:00 am Central Time and place an irrevocable purchase order.

- You must send the purchase price via federal funds wire which must be received by [custodian] by 2:30 p.m. Central Time. If you do not wire federal funds by this deadline, we may cancel the purchase order. If we do not cancel the order and the fund borrows an amount of money equal to your purchase price, you may be liable for any interest expense caused by the borrowing.

- Wires should be sent to:

      [custodian address]

 You may also receive a same-day redemption wire by calling 800-368-1683. You must place your redemption order by 9:00 a.m. Central Time. Redemption
 proceeds will not earn dividends on the day in which they are wired.   If you
 use a same-day redemption wire to close an account, dividends credited to your account for the month up to the day of redemption will be paid the next business day.

 SOME OF THESE SERVICES MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS OR CONDITIONS. CALL 800-368-3863 FOR MORE INFORMATION.

 RESERVED RIGHTS

 We reserve the right to:

- Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone and Strong netDirect(R) redemption privileges, for any reason.

- Reject any purchase request for any reason including exchanges from other Strong Funds. Generally, we do this if the purchase or exchange is disruptive to the efficient management of a fund (due to the timing of the investment or an investor's history of excessive trading).

- Change the minimum or maximum investment amounts.

- Delay sending out redemption proceeds for up to seven days (this generally only applies to very large redemptions without notice, excessive trading, or during unusual market conditions).

- Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.

- Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the fund's assets. Generally, redemption in kind is used when large redemption requests may cause harm to the fund and its shareholders. This includes redemptions made by check writing.

- Close any account that does not meet minimum investment requirements. We will give you notice and 60 days to increase your balance to the required minimum.

- Waive the initial investment minimum at our discretion.

- Reject any purchase or redemption request that does not contain all required documentation.

- Amend or terminate purchases in kind at any time.

FOR MORE INFORMATION

More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information will be available in the annual and semi-annual report to shareholders. When available, these reports will contain a letter from management, discuss recent market conditions, economic trends and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies and techniques. A current SAI is on file with the SEC and is incorporated into this prospectus by reference. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

To request information or to ask questions:

BY TELEPHONE                         FOR HEARING-IMPAIRED (TDD)
414-359-1400 or 800-368-3863         800-999-2780

BY MAIL                              BY OVERNIGHT DELIVERY
Strong Funds                         Strong Funds
P.O. Box 2936                        900 Heritage Reserve
Milwaukee, WI 53201-2936             Menomonee Falls, WI 53051

ON THE INTERNET                      BY E-MAIL
View on-line or download documents:      SERVICE@ESTRONG.COM
Strong Funds: WWW.ESTRONG.COM
SEC*: www.sec.gov


To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, and other regulatory materials is mailed to your household. You can call us at 800-368-3863, or write to us at the address listed above, to request (1) additional copies free of charge, or (2) that we discontinue our practice of householding regulatory materials.

This prospectus is not an offer to sell securities in places other than the United States and its territories.

*INFORMATION ABOUT A FUND (INCLUDING THE SAI) CAN ALSO BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. YOU MAY CALL THE COMMISSION AT 202-942-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM. REPORTS AND OTHER INFORMATION ABOUT A FUND ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE COMMISSION'S INTERNET SITE AT WWW.SEC.GOV. YOU MAY OBTAIN A COPY OF THIS INFORMATION, AFTER PAYING A DUPLICATING FEE, BY SENDING A WRITTEN REQUEST TO THE COMMISSION'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY SENDING AN ELECTRONIC REQUEST TO THE FOLLOWING E-MAIL ADDRESS:
PUBLICINFO@SEC.GOV.


Strong Tax-Exempt Municipal Money Market Fund, a series of Strong Municipal Funds, Inc., SEC file number: 811-4770

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION                        DATE OF ISSUANCE: OCTOBER 20, 2000


                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")


STRONG TAX-EXEMPT MUNICIPAL MONEY MARKET FUND, A SERIES FUND OF STRONG MUNICIPAL FUNDS, INC.

P.O. Box 2936
Milwaukee, WI 53201
Telephone: (414) 359-1400
Toll-Free: (800) 368-3863
e-mail: service@eStrong.com
web site:  www.eStrong.com

This SAI is not a Prospectus and should be read together with the Prospectus for the Fund dated ____________. Requests for copies of the Prospectus should be made by calling any number listed above.
























                                  ____________

TABLE OF CONTENTS                                                           PAGE

INVESTMENT RESTRICTIONS........................................................3
INVESTMENT POLICIES AND TECHNIQUES.............................................5
Strong Tax-Exempt Municipal Money Market Fund..................................5
Borrowing......................................................................5
Debt Obligations...............................................................5
Illiquid Securities............................................................6
Lending of Portfolio Securities................................................6
Municipal Obligations..........................................................7
Participation Interests........................................................8
Repurchase Agreements..........................................................8
Rule 2a-7:  Maturity, Quality, and Diversification Restrictions................8
Sector Concentration...........................................................9
Standby Commitments............................................................9
Taxable Securities.............................................................9
U.S. Government Securities.....................................................9
Variable- or Floating-Rate Securities.........................................10
DIRECTORS AND OFFICERS........................................................11
INVESTMENT ADVISOR............................................................13
DISTRIBUTOR...................................................................15
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................16
CUSTODIAN.....................................................................18
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT..................................19
TAXES.........................................................................19
DETERMINATION OF NET ASSET VALUE..............................................21
ADDITIONAL SHAREHOLDER INFORMATION............................................21
ORGANIZATION..................................................................25
SHAREHOLDER MEETINGS..........................................................26
PERFORMANCE INFORMATION.......................................................26
GENERAL INFORMATION...........................................................33
INDEPENDENT ACCOUNTANTS.......................................................34
LEGAL COUNSEL.................................................................35
APPENDIX A- DEFINITION OF BOND RATINGS........................................36
















No person has been authorized to give any information or to make any representations other than those contained in this SAI and its corresponding Prospectus, and if given or made, such information or representations may not be relied upon as having been authorized. This SAI does not constitute an offer to sell securities.

                            INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT LIMITATIONS

The following are the Fund's fundamental investment limitations which, along with the Fund's investment objective (which is described in the Prospectus), cannot be changed without shareholder approval. To obtain approval, a majority of the Fund's outstanding voting shares must vote for the change. A majority of the Fund's outstanding voting securities means the vote of the lesser of:
(1) 67% or more of the voting securities present, if more than 50% of the outstanding voting securities are present or represented, or (2) more than 50% of the outstanding voting shares.

Unless indicated otherwise below, the Fund:

1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (1) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (2) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. May (1) borrow money from banks and (2) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 ("1940 Act") which may involve a borrowing, provided that the combination of
(1) and (2) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from the other Strong Funds or other persons to the extent permitted by applicable law.

3.     May not issue senior securities, except as permitted under the 1940 Act.

4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (1) purchases of debt securities or other debt instruments, or (2) engaging in repurchase agreements.

7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

10. May not, under normal market conditions, invest less than 80% of its net assets in municipal securities.

NON-FUNDAMENTAL OPERATING POLICIES

The following are the Fund's non-fundamental operating policies which may be changed by the Fund's Board of Directors without shareholder approval.

Unless indicated otherwise below, the Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission ("SEC") or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3. Invest in illiquid securities if, as a result of such investment, more than 15% (10% with respect to a money fund) of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions and policies as the Fund.

6. Engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange Act), do not exceed 5% of the Fund's net assets.

7. Borrow money except (1) from banks or (2) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

8.     Make any loans other than loans of portfolio securities, except through
(1) purchases of debt securities or other debt instruments, or (2) engaging in repurchase agreements.

9. Engage in any transaction or practice which is not permissible under Rule 2a-7 of the 1940 Act, notwithstanding any other fundamental investment limitation or non-fundamental operating policy.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (I.E. due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.

                       INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund's investment objective, policies, and techniques described in the Prospectus.

STRONG TAX-EXEMPT MUNICIPAL MONEY MARKET FUND

- The Fund invests only in high-quality securities. Accordingly, the Fund will invest at least 95% of its total assets in "first-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the highest rating category by at least two NRSROs or, if unrated, are determined by the Advisor to be of comparable quality.
- The balance of the Fund, up to 5% of its total assets, may be invested in securities that are considered "second-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the second-highest rating category or are determined by the Advisor to be of comparable quality.
- Under normal market conditions at least 80% of the Fund's net assets will be invested in municipal securities whose interest is exempt from federal income tax, including the federal alternative minimum tax (AMT).
- The Fund may invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal securities, including U.S. government securities, bank and corporate obligations, and short-term fixed-income securities.
- The Fund may invest any amount in cash or cash equivalents, which may be taxable, to the extent the manager cannot obtain other suitable tax-exempt securities.

  BORROWING

 The Fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements). However, the Fund may not purchase securities when bank borrowings exceed 5% of the Fund's total assets. Presently, the Fund only intends to borrow from banks for temporary or emergency purposes.

 The Fund has established a line-of-credit ("LOC") with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by the Fund within 60 days and is not extended or renewed. The Fund intends to use the LOC to meet large or unexpected redemptions that would otherwise force the Fund to liquidate securities under circumstances which are unfavorable to the Fund's remaining shareholders. The Fund pays a commitment fee to the banks for the LOC.

 DEBT OBLIGATIONS

 The Fund may invest a portion of its assets in debt obligations. Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call such securities during periods of falling interest rates and the Fund may have to replace such securities with lower yielding securities, which could result in a lower return for the Fund.

 PRICE VOLATILITY. The market value of debt obligations is affected primarily by changes in prevailing interest rates. The market value of a debt obligation generally reacts inversely to interest-rate changes, meaning, when prevailing interest rates decline, an obligation's price usually rises, and when prevailing interest rates rise, an obligation's price usually declines.

 MATURITY. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. Commercial paper is generally considered the shortest maturity form of debt obligation.

 CREDIT QUALITY. The values of debt obligations may also be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.

 In conducting its credit research and analysis, the Advisor considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. The Advisor also relies, in part, on credit ratings compiled by a number of Nationally Recognized Statistical Rating Organizations ("NRSROs").

 ILLIQUID SECURITIES

 The Fund may invest in illiquid securities (I.E., securities that are not readily marketable). However, the Fund will not acquire illiquid securities if, as a result, the illiquid securities would comprise more than 15% (10% for money market funds) of the value of the Fund's net assets (or such other amounts as may be permitted under the 1940 Act). However, as a matter of internal policy, the Advisor intends to limit the Fund's investments in illiquid securities to 10% of its net assets.

 The Board of Directors of the Fund, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended ("Securities Act"), such as securities that may be resold to institutional investors under Rule 144A under the Securities Act and Section 4(2) commercial paper, may be considered liquid under guidelines adopted by the Fund's Board of Directors. The Board of Directors of the Fund has delegated to the Advisor the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. The Board of Directors has directed the Advisor to look to such factors as (1) the frequency of trades or quotes for a security, (2) the number of dealers willing to purchase or sell the security and number of potential buyers, (3) the willingness of dealers to undertake to make a market in the security, (4) the nature of the security and nature of the marketplace trades, such as the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer, (5) the likelihood that the security's marketability will be maintained throughout the anticipated holding period, and (6) any other relevant factors. The Advisor may determine 4(2) commercial paper to be liquid if (1) the 4(2) commercial paper is not traded flat or in default as to principal and interest, (2) the 4(2) commercial paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or is determined by the Advisor to be of equivalent quality, and (3) the Advisor considers the trading market for the specific security taking into account all relevant factors. With respect to any foreign holdings, a foreign security may be considered liquid by the Advisor (despite its restricted nature under the Securities Act) if the security can be freely traded in a foreign securities market and all the facts and circumstances support a finding of liquidity.

 Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced in accordance with pricing procedures adopted by the Board of Directors of the Fund. If through the appreciation of restricted securities or the depreciation of unrestricted securities the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable (except for 144A Securities and 4(2) commercial paper deemed to be liquid by the Advisor), the Fund will take such steps as is deemed advisable, if any, to protect the liquidity of the Fund's portfolio.

 The Fund may sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

 LENDING OF PORTFOLIO SECURITIES

 The Fund is authorized to lend up to 33 1/3% of the total value of its portfolio securities to broker-dealers or institutional investors that the Advisor deems qualified, but only when the borrower maintains with the Fund's custodian bank collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Although the Fund is authorized to lend, the Fund does not presently intend to engage in lending. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Advisor will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any loans at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in the Fund's interest.

 MUNICIPAL OBLIGATIONS

 IN GENERAL. Municipal obligations are debt obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes, and municipal lease obligations. Municipal obligations also include obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of Directors of the Fund determines that an investment in any such type of obligation is consistent with the Fund's investment objective.

 BONDS AND NOTES. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

 LEASE OBLIGATIONS. Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities, such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. The Fund may purchase these obligations directly, or it may purchase participation interests in such obligations. (See "Participation Interests" below.) Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for, appropriate, and make payments due under the obligation. Certain municipal leases may, however, contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

 MORTGAGE-BACKED BONDS. The Fund's investments in municipal obligations may include mortgage-backed municipal obligations, which are a type of municipal security issued by a state, authority, or municipality to provide financing for residential housing mortgages to target groups, generally low-income individuals who are first-time home buyers. The Fund's interest, evidenced by such obligations, is an undivided interest in a pool of mortgages. Payments made on the underlying mortgages and passed through to the Fund will represent both regularly scheduled principal and interest payments. The Fund may also receive additional principal payments representing prepayments of the underlying mortgages. While a certain level of prepayments can be expected, regardless of the interest rate environment, it is anticipated that prepayment of the underlying mortgages will accelerate in periods of declining interest rates. In the event that the Fund receives principal prepayments in a declining interest-rate environment, its reinvestment of such funds may be in bonds with a lower yield.

 PARTICIPATION INTERESTS

 A participation interest gives the Fund an undivided interest in a municipal obligation in the proportion that the Fund's participation interest bears to the principal amount of the obligation. These instruments may have fixed, floating, or variable rates of interest. The Fund will only purchase participation interests if accompanied by an opinion of counsel that the interest earned on the underlying municipal obligations will be tax-exempt. If the Fund purchases unrated participation interests, the Board of Directors or its delegate must have determined that the credit risk is equivalent to the rated obligations in which the Fund may invest. Participation interests may be backed by a letter of credit or guaranty of the selling institution. When determining whether such a participation interest meets the Fund's credit quality requirements, the Fund may look to the credit quality of any financial guarantor providing a letter of credit or guaranty.

 REPURCHASE AGREEMENTS

 The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Advisor will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate those risks. The Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

 RULE 2A-7:  MATURITY, QUALITY, AND DIVERSIFICATION RESTRICTIONS

 All capitalized but undefined terms in this discussion shall have the meaning such terms have in Rule 2a-7 under the 1940 Act. The Fund is subject to certain maturity restrictions in accordance with Rule 2a-7 for money market funds that use the amortized cost method of valuation to maintain a stable net asset value of $1.00 per share. Accordingly, the Fund will (1) maintain a dollar weighted average portfolio maturity of 90 days or less, and (2) will purchase securities with a remaining maturity of no more than 13 months (397 calendar days). Further, the Fund will limit its investments to U.S. dollar-denominated securities which represent minimal credit risks and meet certain credit quality and diversification requirements. For purposes of calculating the maturity of portfolio instruments, the Fund will follow the requirements of Rule 2a-7. Under Rule 2a-7, the maturity of portfolio instruments is calculated as indicated below.

 Generally, the maturity of a portfolio instrument shall be deemed to be the period remaining (calculated from the trade date or such other date on which the Fund's interest in the instrument is subject to market action) until the date noted on the face of the instrument as the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made.

 The Fund is subject to certain credit quality restrictions pursuant to Rule 2a-7 under the 1940 Act. The Fund will invest at least 95% of its assets in instruments determined to present minimal credit risks. The balance of the securities in which the Fund may invest are instruments determined to present minimal credit risks, which do not qualify as first-tier securities. These are referred to as "second-tier securities."

 From time to time, the Fund may obtain securities ratings from NRSROs, which may require the Fund to be managed in a manner that is more restrictive than Rule 2a-7.

 SECTOR CONCENTRATION

 From time to time, the Fund may invest 25% or more of its assets in municipal bonds that are related in such a way that an economic, business, or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in the same state). Such related sectors may include hospitals, retirement centers, pollution control, single family housing, multiple family housing, industrial development, utilities, education, and general obligation bonds. The Fund also may invest 25% or more of its assets in municipal bonds whose issuers are located in the same state. Such states may include California, Pennsylvania, Texas, New York, Florida, and Illinois.

 STANDBY COMMITMENTS

 In order to facilitate portfolio liquidity, the Fund may acquire standby commitments from brokers, dealers, or banks with respect to securities in its portfolio. Standby commitments entitle the holder to achieve same-day settlement and receive an exercise price equal to the amortized cost of the underlying security plus accrued interest. Standby commitments generally increase the cost of the acquisition of the underlying security, thereby reducing the yield. Standby commitments are subject to the issuer's ability to fulfill its obligation upon demand. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the brokers, dealers, and banks from which the Fund obtains standby commitments to evaluate those risks.

 TAXABLE SECURITIES
 From time to time when the Advisor deems it appropriate, the Fund may invest up to 20% of its net assets in taxable investments (of comparable quality to their respective tax-free investments), which would produce interest not exempt from federal income tax, including among others: (1) obligations issued or guaranteed, as to principal and interest, by the United States government, its agencies, or instrumentalities; (2) obligations of financial institutions, including banks, savings and loan institutions, insurance companies and mortgage banks, such as certificates of deposit, bankers' acceptances, and time deposits; (3) corporate obligations, including preferred stock and commercial paper, with equivalent credit quality to the municipal securities in which the Fund may invest; and (4) repurchase agreements with respect to any of the foregoing instruments. For example, the Fund may invest in such taxable investments pending the investment or reinvestment of such assets in municipal securities, in order to avoid the necessity of liquidating portfolio securities to satisfy redemptions or pay expenses, or when such action is deemed to be in the interest of the Fund's shareholders.

 U.S. GOVERNMENT SECURITIES

 U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:
- the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;
- the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
- the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and
- the Student Loan Marketing Association, the Interamerican Development Bank, and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies.
 Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

 VARIABLE- OR FLOATING-RATE SECURITIES

 The Fund may invest in securities which offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (E.G., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

 Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days notice; in other cases, the demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, the Fund may consider that instrument's maturity to be shorter than its stated maturity.

 Variable-rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Fund may invest in them only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Advisor, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio.

 The Fund will not invest more than 15% of its net assets (10% for money market funds) in variable- and floating-rate demand obligations that are not readily marketable (a variable- or floating-rate demand obligation that may be disposed of on not more than seven days notice will be deemed readily marketable and will not be subject to this limitation). In addition, each variable- or floating-rate obligation must meet the credit quality requirements applicable to all the Fund's investments at the time of purchase. When determining whether such an obligation meets the Fund's credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.

 In determining the Fund's weighted average portfolio maturity, the Fund will consider a floating- or variable-rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (1) variable-rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature, (2) variable-rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (3) floating-rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable- and floating-rate securities generally are subject to less principal fluctuation than securities without these attributes since the securities usually trade at amortized cost following the readjustment in the interest rate.

                             DIRECTORS AND OFFICERS

 The Board of Directors of the Fund is responsible for managing the Fund's business and affairs. Directors and officers of the Fund, together with information as to their principal business occupations during the last five years, and other information are shown below. Each director who is deemed an "interested person," as defined in the 1940 Act, is indicated by an asterisk (*). Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 58 mutual funds ("Strong Funds"). The Strong Funds, in the aggregate, pay each Director who is not a director, officer, or employee of the Advisor, or any affiliated company (a "disinterested director") an annual fee of $86,000 plus $6,000 per Board meeting, except for the Chairman of the Independent Directors Committee. The Chairman of the Independent Directors Committee receives an annual fee of $94,600 plus $6,600 per Board meeting. The Independent Directors have formed an Audit Committee. For their services on the Audit Committee, each Independent Director receives an additional $2,500 per meeting attended. The Chairman of the Audit Committee receives $2,750 per meeting attended. In addition, each disinterested director is reimbursed by the Strong Funds for travel and other expenses incurred in connection with attendance at such meetings. Other officers and directors of the Strong Funds receive no compensation or expense reimbursement from the Strong Funds.

 *RICHARD S. STRONG (DOB 5/12/42), Director and Chairman of the Board of the Strong Funds.

 Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. In October 1991, Mr. Strong also became the Chairman of the Advisor. Mr. Strong is a Director of the Advisor. Mr. Strong has been in the investment management business since 1967.

 MARVIN E. NEVINS (DOB 7/9/18), Director of the Strong Funds.

 Private Investor. From 1945 to 1980, Mr. Nevins was Chairman of Wisconsin Centrifugal Inc., a foundry. From 1980 until 1981, Mr. Nevins was the Chairman of the Wisconsin Association of Manufacturers & Commerce. He has been a Director of A-Life Medical, Inc., San Diego, CA since 1996 and Surface Systems, Inc. (a weather information company), St. Louis, MO since 1992. He was also a regent of the Milwaukee School of Engineering and a member of the Board of Trustees of the Medical College of Wisconsin and Carroll College.

 WILLIE D. DAVIS (DOB 7/24/34), Director of the Strong Funds.

 Mr. Davis has been Director of Alliance Bank since 1980, Sara Lee Corporation (a food/consumer products company) since 1983, KMart Corporation (a discount consumer products company) since 1985, Dow Chemical Company since 1988, MGM Grand, Inc. (an entertainment/hotel company) since 1990, WICOR, Inc. (a utility company) since 1990, Johnson Controls, Inc. (an industrial company) since 1992, Checker's Hamburger, Inc. since 1994, and MGM, Inc. (an entertainment company) since 1998. Mr. Davis has been a trustee of the University of Chicago since 1980 and Marquette University since 1988. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of the Fireman's Fund (an insurance company) from 1975 until 1990.

 STANLEY KRITZIK (DOB 1/9/30), Director and Chairman of the Audit Committee of the Strong Funds.

 Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987, and Health Network Ventures, Inc. since 1992.

 WILLIAM F. VOGT (DOB 7/19/47), Director and Chairman of the Independent Directors Committee of the Strong Funds.

 Mr. Vogt has been the President of Vogt Management Consulting, Inc. since 1990. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt is the Past President of the Medical Group Management Association and a Fellow of the American College of Medical Practice Executives.

 NEAL MALICKY (DOB 9/14/34), Director of the Strong Funds.

 Mr. Malicky has been Chancellor at Baldwin-Wallace College since July 1999. From 1981 to July 1999, he served as President of Baldwin-Wallace College. He is a Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community Justice (NCCJ). He is also the Past President of the National Association of Schools and Colleges of the United Methodist Church, the Past Chairperson of the Association of Independent Colleges and Universities of Ohio, and the Past Secretary of the National Association of Independent Colleges and Universities.

 ELIZABETH N. COHERNOUR (DOB 4/26/50), Vice President and Secretary of the Strong Funds.

 Ms. Cohernour has been General Counsel and Senior Vice President of the Advisor since January 2000. From February 1999 until January 2000, Ms. Cohernour acted as Counsel to MFP Investors. From May 1988 to February 1999, Ms. Cohernour acted as General Counsel and Vice President to Franklin Mutual Advisers, Inc.

 CATHLEEN A. EBACHER (DOB 11/9/62), Vice President and Assistant Secretary of the Strong Funds.

 Ms. Ebacher has been Senior Counsel of the Advisor since December 1997. From November 1996 until December 1997, Ms. Ebacher acted as Associate Counsel to the Advisor. From May 1992 until November 1996, Ms. Ebacher acted as Corporate Counsel to Carson Pirie Scott & Co., a department store retailer. From June 1989 until May 1992, Ms. Ebacher was an attorney for Reinhart, Boerner, Van Deuren, Norris & Rieselbach, s.c., a Milwaukee law firm.

 RHONDA K. HAIGHT (DOB 11/13/64), Assistant Treasurer of the Strong Funds.

 Ms. Haight has been Manager of the Mutual Fund Accounting Department of the Advisor since January 1994. From May 1990 to January 1994, Ms. Haight was a supervisor in the Mutual Fund Accounting Department of the Advisor. From June 1987 to May 1990, Ms. Haight was a Mutual Fund Accountant of the Advisor.

 SUSAN A. HOLLISTER (DOB 7/8/68), Vice President and Assistant Secretary of the Strong Funds.

 Ms. Hollister has been Associate Counsel of the Advisor since July 1999. From August 1996 until May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. From December 1993 until August 1996, Ms. Hollister was Deposit Operations Supervisor for First Federal Savings Bank, La Crosse - Madison.

 DENNIS A. WALLESTAD (DOB 11/3/62), Vice President of the Strong Funds.

 Mr. Wallestad has been Director of Finance and Operations of the Advisor since February 1999. From April 1997 to February 1999, Mr. Wallestad was the Chief Financial Officer of The Ziegler Companies, Inc. From November 1996 to April 1997, Mr. Wallestad was the Chief Administrative Officer of Calamos Asset Management, Inc. From July 1994 to November 1996, Mr. Wallestad was Chief Financial Officer for Firstar Trust and Investments Group. From September 1991 to June 1994 and from September 1985 to August 1989, Mr. Wallestad was an Audit Manager for Arthur Andersen & Co., LLP in Milwaukee. Mr. Wallestad completed a Masters of Accountancy from the University of Oklahoma from September 1989 to August 1991.

 JOHN W. WIDMER (DOB 1/19/65), Treasurer of the Strong Funds.

 Mr. Widmer has been Treasurer of the Advisor since April 1999. From May 1997 to January 2000, Mr. Widmer was the Manager of Financial Management and Sales Reporting Systems. From May 1992 to May 1997, Mr. Widmer was an Accounting and Business Advisory Manager in the Milwaukee office of Arthur Andersen LLP. From June 1987 to May 1992, Mr. Widmer was an accountant at Arthur Andersen LLP.

 THOMAS M. ZOELLER (DOB 2/21/64), Vice President of the Strong Funds.

 Mr. Zoeller has been Senior Vice President and Chief Financial Officer of the Advisor since February 1998 and a member of the Office of the Chief Executive since November 1998. From October 1991 to February 1998, Mr. Zoeller was the Treasurer and Controller of the Advisor, and from August 1991 to October 1991 he was the Controller. From August 1989 to August 1991, Mr. Zoeller was the Assistant Controller of the Advisor. From September 1986 to August 1989, Mr. Zoeller was a Senior Accountant at Arthur Andersen & Co.

 Except for Messrs. Nevins, Davis, Kritzik, Vogt, and Malicky, the address of all of the above persons is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Nevins' address is 6075 Pelican Bay Boulevard #1006, Naples, Florida 34108. Mr. Davis' address is 161 North La Brea, Inglewood, California 90301. Mr. Kritzik's address is 1123 North Astor Street, P.O. Box 92547, Milwaukee, Wisconsin 53202-0547. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 518 Bishop Place, Berea, OH 44017.

                               INVESTMENT ADVISOR

 The Fund has entered into an Advisory Agreement with Strong Capital Management, Inc. ("Advisor"). Mr. Strong controls the Advisor due to his stock ownership of the Advisor. Mr. Strong is the Chairman and a Director of the Advisor, Ms. Cohernour is Senior Vice President and General Counsel of the Advisor, Ms. Ebacher is Senior Counsel of the Advisor, Ms. Haight is Manager of the Mutual Fund Accounting Department of the Advisor, Ms. Hollister is Associate Counsel of the Advisor, Mr. Wallestad is Senior Vice President of the Advisor, Mr. Widmer is Treasurer of the Advisor, and Mr. Zoeller is Senior Vice President and Chief Financial Officer of the Advisor. As of [date], the Advisor had over $__ billion under management.

 The Advisory Agreement is required to be approved annually by either the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). In either case, each annual renewal must be approved by the vote of a majority of the Fund's directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable, without penalty, on 60 days written notice by the Board of Directors of the Fund, by vote of a majority of the Fund's outstanding voting securities, or by the Advisor, and will terminate automatically in the event of its assignment.

 Under the terms of the Advisory Agreement, the Advisor manages the Fund's investments subject to the supervision of the Fund's Board of Directors. The Advisor is responsible for investment decisions and supplies investment research and portfolio management. The Advisory Agreement authorizes the Advisor to delegate its investment advisory duties to a subadvisor in accordance with a written agreement under which the subadvisor would furnish such investment advisory services to the Advisor. In that situation, the Advisor continues to have responsibility for all investment advisory services furnished by the subadvisor under the subadvisory agreement. At its expense, the Advisor provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. The Advisor places all orders for the purchase and sale of the Fund's portfolio securities at the Fund's expense.

 Except for expenses assumed by the Advisor, as set forth above, or by Strong Investments, Inc. with respect to the distribution of the Fund's shares, the Fund is responsible for all its other expenses, including, without limitation, interest charges, taxes, brokerage commissions, and similar expenses; expenses of issue, sale, repurchase or redemption of shares; expenses of registering or qualifying shares for sale with the states and the SEC; expenses for printing and distribution of prospectuses to existing shareholders; charges of custodians (including fees as custodian for keeping books and similar services for the Fund), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, and clerical services related to recordkeeping and shareholder relations; printing of stock certificates; fees for directors who are not "interested persons" of the Advisor; expenses of indemnification; extraordinary expenses; and costs of shareholder and director meetings.

 As compensation for its advisory services, the Fund pays to the Advisor a monthly management fee at the annual rate specified below of the average daily net asset value of the Fund. From time to time, the Advisor may voluntarily waive all or a portion of its management fee for the Fund.

  FUND                                                  ANNUAL RATE
----------------------------------------                -----------
Tax-Exempt Municipal Money Market Fund                  0.50%

 The Advisory Agreement requires the Advisor to reimburse the Fund in the event that the expenses and charges payable by the Fund in any fiscal year, including the management fee but excluding taxes, interest, brokerage commissions, and similar fees and to the extent permitted extraordinary expenses, exceed two percent (2%) of the average net asset value of the Fund for such year, as determined by valuations made as of the close of each business day of the year. Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to the Fund by reduction of the Advisor's fee, subject to later adjustment, month by month, for the remainder of the Fund's fiscal year. The Advisor may from time to time voluntarily absorb expenses for the Fund in addition to the reimbursement of expenses in excess of applicable limitations.

 On July 12, 1994, the SEC filed an administrative action ("Order") against the Advisor, Mr. Strong, and another employee of the Advisor in connection with conduct that occurred between 1987 and early 1990. In re Strong/Corneliuson Capital Management, Inc., et al. Admin. Proc. File No. 3-8411. The proceeding was settled by consent without admitting or denying the allegations in the Order. The Order found that the Advisor and Mr. Strong aided and abetted violations of Section 17(a) of the 1940 Act by effecting trades between mutual funds, and between mutual funds and Harbour Investments Ltd. ("Harbour"), without complying with the exemptive provisions of SEC Rule 17a-7 or otherwise obtaining an exemption. It further found that the Advisor violated, and Mr. Strong aided and abetted violations of, the disclosure provisions of the 1940 Act and the Investment Advisers Act of 1940 by misrepresenting the Advisor's policy on personal trading and by failing to disclose trading by Harbour, an entity in which principals of the Advisor owned between 18 and 25 percent of the voting stock. As part of the settlement, the respondents agreed to a censure and a cease and desist order and the Advisor agreed to various undertakings, including adoption of certain procedures and a limitation for six months on accepting certain types of new advisory clients.

 On June 6, 1996, the Department of Labor ("DOL") filed an action against the Advisor for equitable relief alleging violations of the Employee Retirement Income Security Act of 1974 ("ERISA") in connection with cross trades that occurred between 1987 and late 1989 involving certain pension accounts managed by the Advisor. Contemporaneous with this filing, the Advisor, without admitting or denying the DOL's allegations, agreed to the entry of a consent judgment resolving all matters relating to the allegations. Reich v. Strong Capital Management, Inc., (U.S.D.C. E.D. WI) ("Consent Judgment"). Under the terms of the Consent Judgment, the Advisor agreed to reimburse the affected accounts a total of $5.9 million. The settlement did not have any material impact on the Advisor's financial position or operations.

 The Fund, the Advisor, and the Distributor have adopted a Code of Ethics ("Code") which governs the personal trading activities of all "Access Persons" of the Advisor and Distributor. Access Persons include every director and officer of the Advisor, the Distributor, and the investment companies managed by the Advisor, including the Fund, as well as certain employees of the Advisor and the Distributor who have access to information relating to the purchase or sale of securities by the Advisor on behalf of accounts managed by it. The Code is based upon the principal that such Access Persons have a fiduciary duty to place the interests of the Fund and the Advisor's other clients ahead of their own.

 The Code requires Access Persons (other than Access Persons who are independent directors of the investment companies managed by the Advisor, including the Fund) to, among other things, preclear their securities transactions (with limited exceptions, such as transactions in shares of mutual funds, direct obligations of the U.S. government, and certain options on broad-based securities market indexes) and to execute such transactions through the Advisor's trading department. The Code, which applies to all Access Persons (other than Access Persons who are independent directors of the investment companies managed by the Advisor, including the Fund), includes a ban on acquiring any securities in an initial public offering, other than a new offering of a registered open-end investment company, and a prohibition from profiting on short-term trading in securities. In addition, no Access Person may purchase or sell any security which is contemporaneously being purchased or sold, or to the knowledge of the Access Person, is being considered for purchase or sale, by the Advisor on behalf of any mutual fund or other account managed by it. Finally, the Code provides for trading "black out" periods of seven calendar days during which time Access Persons who are portfolio managers may not trade in securities which have been purchased or sold by any mutual fund or other account managed by the portfolio manager.

 The Advisor provides investment advisory services for multiple clients through different types of investment accounts (E.G., mutual funds, hedge funds, separately managed accounts, etc.) who may have similar or different investment objectives and investment policies (E.G., some accounts may have an active trading strategy while others follow a "buy and hold" strategy). In managing these accounts, the Advisor seeks to maximize each account's return, consistent with the account's investment objectives and investment strategies. While the Advisor's policies are designed to ensure that over time similarly-situated clients receive similar treatment, to the maximum extent possible, because of the range of the Advisor's clients, the Advisor may give advice and take action with respect to one account that may differ from the advice given, or the timing or nature of action taken, with respect to another account (the Advisor, its principals and associates also may take such actions in their personal securities transactions, to the extent permitted by and consistent with the
Code). For example, the Advisor may use the same investment style in managing two accounts, but one may have a shorter-term horizon and accept high-turnover while the other may have a longer-term investment horizon and desire to minimize turnover. If the Advisor reasonably believes that a particular security may provide an attractive opportunity due to short-term volatility but may no longer be attractive on a long-term basis, the Advisor may cause accounts with a shorter-term investment horizon to buy the security at the same time it is causing accounts with a longer-term investment horizon to sell the security. The Advisor takes all reasonable steps to ensure that investment opportunities are, over time, allocated to accounts on a fair and equitable basis relative to the other similarly-situated accounts and that the investment activities of different accounts do not unfairly disadvantage other accounts.

 From time to time, the Advisor votes the shares owned by the Fund according to its Statement of General Proxy Voting Policy ("Proxy Voting Policy"). The general principal of the Proxy Voting Policy is to vote any beneficial interest in an equity security prudently and solely in the best long-term economic interest of the Fund and its beneficiaries considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Shareholders may obtain a copy of the Proxy Voting Policy upon request from the Advisor.

 The Advisor also provides a program of custom portfolio management called the Strong Advisor. This program is designed to determine which investment approach fits an investor's financial needs and then provides the investor with a custom built portfolio of Strong Funds based on that allocation. The Advisor, on behalf of participants in the Strong Advisor program, may determine to invest a portion of the program's assets in any one Strong Fund, which investment, particularly in the case of a smaller Strong Fund, could represent a material portion of the Fund's assets. In such cases, a decision to redeem the Strong Advisor program's investment in a Fund on short notice could raise a potential conflict of interest for the Advisor, between the interests of participants in the Strong Advisor program and of the Fund's other shareholders. In general, the Advisor does not expect to direct the Strong Advisor program to make redemption requests on short notice. However, should the Advisor determine this to be necessary, the Advisor will use its best efforts and act in good faith to balance the potentially competing interests of participants in the Strong Advisor program and the Fund's other shareholders in a manner the Advisor deems most appropriate for both parties in light of the circumstances.

 From time to time, the Advisor may make available to third parties current and historical information about the portfolio holdings of the Advisor's mutual funds or other clients. Release may be made to entities such as fund ratings entities, industry trade groups, and financial publications. Generally, the Advisor will release this type of information only where it is otherwise publicly available. This information may also be released where the Advisor reasonably believes that the release will not be to the detriment of the best interests of its clients.

 For more complete information about the Advisor, including its services, investment strategies, policies, and procedures, please call 800-368-3863 and ask for a copy of Part II of the Advisor's Form ADV.

                                   DISTRIBUTOR

 Under a Distribution Agreement with the Fund ("Distribution Agreement"), Strong Investments, Inc. ("Distributor"), P.O. Box 2936, Milwaukee, Wisconsin, 53201, acts as underwriter of the Fund's shares. Mr. Strong is the Chairman and Director of the Distributor. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares. The Distribution Agreement further provides that the Distributor will bear the additional costs of printing prospectuses and shareholder reports which are used for selling purposes, as well as advertising and any other costs attributable to the distribution of the Fund's shares. The Distributor is a direct subsidiary of the Advisor and controlled by the Advisor and Richard S. Strong. The Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the Advisory Agreement.

 The shares of the Fund are offered on a "no-load" basis, which means that no sales commissions are charged on the purchase of those shares.

 From time to time, the Distributor may hold in-house sales incentive programs for its associated persons under which these persons may receive compensation awards in connection with the sale and distribution of the Fund's shares. These awards may include items such as, but not limited to, cash, gifts, merchandise, gift certificates, and payment of travel expenses, meals, and lodging. Any in-house sales incentive program will be conducted in accordance with the rules of the National Association of Securities Dealers, Inc. ("NASD").

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

 The Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's investment business and the negotiation of the commissions to be paid on such transactions. It is the policy of the Advisor, to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Advisor, or the Fund. In OTC transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained using a broker. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commissions, if any. In selecting broker-dealers and in negotiating commissions, the Advisor considers a variety of factors, including best price and execution, the full range of brokerage services provided by the broker, as well as its capital strength and stability, and the quality of the research and research services provided by the broker. Brokerage will not be allocated based on the sale of any shares of the Strong Funds.

 The Advisor has adopted procedures that provide generally for the Advisor to seek to bunch orders for the purchase or sale of the same security for the Fund, other mutual funds managed by the Advisor, and other advisory clients (collectively, "client accounts"). The Advisor will bunch orders when it deems it to be appropriate and in the best interest of the client accounts. When a bunched order is filled in its entirety, each participating client account will participate at the average share price for the bunched order on the same business day, and transaction costs shall be shared pro rata based on each client's participation in the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro rata basis to each client account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions, and each participating account will participate at the average share price for the bunched order on the same business day.

 Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of the brokerage and research services provided by the broker or dealer. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

 In carrying out the provisions of the Advisory Agreement, the Advisor may cause the Fund to pay a broker, which provides brokerage and research services to the Advisor, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The Advisor believes it is important to its investment decision-making process to have access to independent research. The Advisory Agreement provides that such higher commissions will not be paid by the Fund unless (1) the Advisor determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisor's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (2) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement; and (3) in the opinion of the Advisor, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment management fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Advisor's receipt of research services. To request a copy of the Advisor's Soft Dollar Practices, please call 800-368-3863.

 The Advisor may engage in "step-out" and "give-up" brokerage transactions subject to best price and execution. In a step-out or give-up trade, an investment advisor directs trades to a broker-dealer who executes the transactions while a second broker-dealer clears and settles part or all of the transaction. The first broker-dealer then shares part of its commission with the second broker-dealer. The Advisor engages in step-out and give-up transactions primarily (1) to satisfy directed brokerage arrangements of certain of its client accounts and/or (2) to pay commissions to broker-dealers that supply research or analytical services.

 Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are received primarily in the form of written reports, telephone contacts, and personal meetings with security analysts. In addition, such research services may be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to the Advisor by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs relating to the pricing of securities.

 Where the Advisor itself receives both administrative benefits and research and brokerage services from the services provided by brokers, it makes a good faith allocation between the administrative benefits and the research and brokerage services, and will pay for any administrative benefits with cash. In making good faith allocations between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of the Advisor's allocation of the costs of such benefits and services between those that primarily benefit the Advisor and those that primarily benefit the Fund and other advisory clients.

 From time to time, the Advisor may purchase new issues of securities for the Fund in a fixed income price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling the securities to the Fund and other advisory clients, provide the Advisor with research. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

 At least annually, the Advisor considers the amount and nature of research and research services provided by brokers, as well as the extent to which such services are relied upon, and attempts to allocate a portion of the brokerage business of the Fund and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon the Advisor's evaluation of all applicable considerations.

 The Advisor has informal arrangements with various brokers whereby, in consideration for providing research services and subject to Section 28(e), the Advisor allocates brokerage to those firms, provided that the value of any research and brokerage services was reasonable in relationship to the amount of commission paid and was subject to best execution. In no case will the Advisor make binding commitments as to the level of brokerage commissions it will allocate to a broker, nor will it commit to pay cash if any informal targets are not met. The Advisor anticipates it will continue to enter into such brokerage arrangements.

 The Advisor may direct the purchase of securities on behalf of the Fund and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When the Advisor believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons. Short-term trading of securities acquired in public offerings, or otherwise, may result in higher portfolio turnover and associated brokerage expenses.

 The Advisor places portfolio transactions for other advisory accounts, including other mutual funds managed by the Advisor. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Fund. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts managed by the Advisor. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

 The Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending the investment.

 Where consistent with a client's investment objectives, investment restrictions, and risk tolerance, the Advisor may purchase securities sold in underwritten public offerings for client accounts, commonly referred to as "deal" securities. To the extent the Fund participates in deals in the initial public offering market ("IPOs") and during the period that the Fund has a small asset base, a significant portion of the Fund's returns may be attributable to its IPO investments. As the Fund's assets grow, any impact of IPO investments on the Fund's total return may decline and the Fund may not continue to experience substantially similar performance.

 The Advisor has adopted deal allocation procedures ("Procedures"), summarized below, that reflect the Advisor's overriding policy that deal securities must be allocated among participating client accounts in a fair and equitable manner and that deal securities may not be allocated in a manner that unfairly discriminates in favor of certain clients or types of clients.

 The Procedures provide that, in determining which client accounts a portfolio manager team will seek to have purchase deal securities, the team will consider all relevant factors including, but not limited to, the nature, size, and expected allocation to the Advisor of deal securities; the size of the account(s); the accounts' investment objectives and restrictions; the risk tolerance of the client; the client's tolerance for possibly higher portfolio turnover; the amount of commissions generated by the account during the past year; and the number and nature of other deals the client has participated in during the past year.

 Where more than one of the Advisor's portfolio manager team seeks to have client accounts participate in a deal and the amount of deal securities allocated to the Advisor by the underwriting syndicate is less than the aggregate amount ordered by the Advisor (a "reduced allocation"), the deal securities will be allocated among the portfolio manager teams based on all relevant factors. The primary factor shall be assets under management, although other factors that may be considered in the allocation decision include, but are not limited to, the nature, size, and expected allocation of the deal; the amount of brokerage commissions or other amounts generated by the respective participating portfolio manager teams; and which portfolio manager team is primarily responsible for the Advisor receiving securities in the deal. Based on relevant factors, the Advisor has established general allocation percentages for its portfolio manager teams, and these percentages are reviewed on a regular basis to determine whether asset growth or other factors make it appropriate to use different general allocation percentages for reduced allocations.

 When a portfolio manager team receives a reduced allocation of deal securities, the portfolio manager team will allocate the reduced allocation among client accounts in accordance with the allocation percentages set forth in the team's initial allocation instructions for the deal securities, except where this would result in a DE MINIMIS allocation to any client account. On a regular basis, the Advisor reviews the allocation of deal securities to ensure that they have been allocated in a fair and equitable manner that does not unfairly discriminate in favor of certain clients or types of clients.

 Transactions in futures contracts are executed through futures commission merchants ("FCMs"). The Fund's procedures in selecting FCMs to execute the Fund's transactions in futures contracts are similar to those in effect with respect to brokerage transactions in securities.

                                    CUSTODIAN

 As custodian of the Fund's assets, [custodian], has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by officers of the Fund. The custodian is in no way responsible for any of the investment policies or decisions of the Fund.

                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

 The Advisor, P.O. Box 2936, Milwaukee, Wisconsin, 53201, acts as transfer agent and dividend-disbursing agent for the Fund. The Advisor is compensated as follows:

         FUND TYPE/SHARE CLASS                                                FEE*
---------------------------------------  ------------------------------------------------------------------------------
Money Funds and Investor Class           $32.50 annual open account fee, $4.20 annual closed account fee.
shares of Money Funds
---------------------------------------  ------------------------------------------------------------------------------
Advisor Class shares of Money            0.20% of the average daily net asset value of all Advisor Class shares.
Funds(1)
---------------------------------------  ------------------------------------------------------------------------------
Institutional class shares of Money      0.015% of the average daily net asset value of all Institutional Class shares.
Funds
---------------------------------------  ------------------------------------------------------------------------------
Income Funds and Investor Class          $31.50 annual open account fee, $4.20 annual closed account fee.
shares of Income Funds
---------------------------------------  ------------------------------------------------------------------------------
Advisor Class shares of Income           0.20% of the average daily net asset value of all Advisor Class shares.
Funds
---------------------------------------  ------------------------------------------------------------------------------
Institutional Class shares of Income     0.015% of the average daily net asset value of all Institutional Class shares.
Funds
---------------------------------------  ------------------------------------------------------------------------------
Equity Funds and Investor Class          $21.75 annual open account fee, $4.20 annual closed account fee.
shares of Equity Funds
---------------------------------------  ------------------------------------------------------------------------------
Advisor Class shares of Equity Funds     0.20% of the average daily net asset value of all Advisor Class shares.
---------------------------------------  ------------------------------------------------------------------------------
Institutional Class shares of Equity     0.015% of the average daily net asset value of all Institutional Class shares.
Funds
---------------------------------------  ------------------------------------------------------------------------------

 * Plus out-of-pocket expenses, such as postage and printing expenses in connection with shareholder communications.
  (1) Excluding the Strong Heritage Money Fund. The fee for the Heritage Money Fund is 0.015% of the average daily net asset value of all Advisor Class shares.

 From time to time, the Fund, directly or indirectly through arrangements with the Advisor, and/or the Advisor may pay fees to third parties that provide transfer agent type services and other administrative services to persons who beneficially own interests in the Fund, such as participants in 401(k) plans and shareholders who invest through other financial intermediaries. These services may include, among other things, sub-accounting services, transfer agent type activities, answering inquiries relating to the Fund, transmitting proxy statements, annual reports, updated prospectuses, other communications regarding the Fund, and related services as the Fund or beneficial owners may reasonably request. In such cases, the Fund will not pay fees based on the number of beneficial owners at a rate that is greater than the rate the Fund is currently paying the Advisor for providing these services to Fund shareholders; however, the Advisor may pay to the third party amounts in excess of such limitation out of its own profits.

                                      TAXES

 GENERAL

 The Fund intends to qualify annually for treatment as a regulated investment company ("RIC") under Subchapter M of the IRC. If so qualified, the Fund will not be liable for federal income tax on earnings and gains distributed to its shareholders in a timely manner. This qualification does not involve government supervision of the Fund's management practices or policies. The following federal tax discussion is intended to provide you with an overview of the impact of federal income tax provisions on the Fund or its shareholders. These tax provisions are subject to change by legislative or administrative action at the federal, state, or local level, and any changes may be applied retroactively. Any such action that limits or restricts the Fund's current ability to pass-through earnings without taxation at the Fund level, or otherwise materially changes the Fund's tax treatment, could adversely affect the value of a shareholder's investment in the Fund. Because the Fund's taxes are a complex matter, you should consult your tax adviser for more detailed information concerning the taxation of the Fund and the federal, state, and local tax consequences to shareholders of an investment in the Fund.

 In order to qualify for treatment as a RIC under the IRC, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gain, and net gains from certain foreign currency transactions, if applicable) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities (or foreign currencies if applicable) or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. There is a 30-day period after the end of each calendar year quarter in which to cure any non-compliance with these requirements.

 If Fund shares are sold at a loss after being held for 12 months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

 The Fund's distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions declared in the last three months of the year and paid in January are taxable as if paid on December 31.

 The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund may make additional distributions if necessary to avoid imposition of a 4% excise tax on undistributed income and gains.

 PASS-THROUGH INCOME TAX EXEMPTION

 Most state laws provide a pass-through to mutual fund shareholders of the state and local income tax exemption afforded owners of direct U.S. government obligations. You will be notified annually of the percentage of a Fund's income that is derived from U.S. government securities.

 MUNICIPAL SECURITIES

 A substantial portion of the dividends paid by the Fund will qualify as exempt-interest dividends and thus will be excludable from gross income by its shareholders, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); the Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from the Fund's shareholders' gross income may not exceed the Fund's net tax-exempt income. The shareholders' treatment of dividends from the Fund under local and state income tax laws may differ from the treatment thereof under the Tax Code.

 Tax-exempt interest attributable to certain private activity bonds ("PABs") (including, in the case of a RIC receiving interest on such bonds, a proportionate part of the exempt-interest dividends paid by that RIC) is subject to the alternative minimum tax. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to that tax without regard to whether the Fund's tax-exempt interest was attributable to such bonds. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by PABs or industrial development bonds ("IDBs") should consult their tax advisors before purchasing shares of the Fund because, for users of certain of these facilities, the interest on such bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.

 The Fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ("municipal market discount bonds"). Market discount generally arises when the value of the bond declines after issuance (typically, because of an increase in prevailing interest rates or a decline in the issuer's creditworthiness). Gain on the disposition of a municipal market discount bond purchased by the Fund after April 30, 1993 (other than a bond with a fixed maturity date within one year from its issuance), generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, the Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

 USE OF TAX-LOT ACCOUNTING

 When sell decisions are made by the Fund's portfolio manager, the Advisor generally sells the tax lots of the Fund's securities that results in the lowest amount of taxes to be paid by the shareholders on the Fund's capital gain distributions. The Advisor uses tax-lot accounting to identify and sell the tax lots of a security that have the highest cost basis and/or longest holding period to minimize adverse tax consequences to the Fund's shareholders. However, if the Fund has a capital loss carry forward position, the Advisor would reverse its strategy and sell the tax lots of a security that have the lowest cost basis and/or shortest holding period to maximize the use of the Fund's capital loss carry forward position.

                        DETERMINATION OF NET ASSET VALUE

 Generally, when an investor makes any purchases, sales, or exchanges, the price of the investor's shares will be the net asset value ("NAV") next determined after Strong Funds receives a request in proper form (which includes receipt of all necessary and appropriate documentation and subject to available funds). Any applicable sales charges will be added to the purchase price for Advisor Class shares of the Fund, if any. The "offering price" is the initial sales charge, if any, plus the NAV. If Strong Funds receives such a request prior to the close of the New York Stock Exchange ("NYSE") on a day on which the NYSE is open, the share price will be the NAV determined that day. The NAV for each Fund or each class of shares is normally determined as of 3:00 p.m. Central Time ("CT") each day the NYSE is open. The NYSE is open for trading Monday through Friday except New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly
 accounting period.   The Fund reserves the right to change the time at which
 purchases, redemptions, and exchanges are priced if the NYSE closes at a time other than 3:00 p.m. CT or if an emergency exists. The NAV of each Fund or of each class of shares of a Fund is calculated by taking the fair value of the Fund's total assets attributable to that Fund or class, subtracting all its liabilities attributable to that Fund or class, and dividing by the total number of shares outstanding of that Fund or class. Expenses are accrued daily and applied when determining the NAV. The Fund's portfolio securities are valued based on market quotations or at fair value as determined by the method selected by the Fund's Board of Directors.

 The Fund values its securities on the amortized cost basis and seek to maintain their net asset value at a constant $1.00 per share. In the event a difference of 1/2 of 1% or more were to occur between the net asset value calculated by reference to market values and the Fund's $1.00 per share net asset value, or if there were any other deviation which the Fund's Board of Directors believed would result in a material dilution to shareholders or purchasers, the Board of Directors would consider taking any one or more of the following actions or any other action considered appropriate: selling portfolio securities to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in kind, or utilizing a value per unit based upon available indications of market value. Available indications of market value may include, among other things, quotations or market value estimates of securities and/or values based on yield data relating to money market securities that are published by reputable sources.

                       ADDITIONAL SHAREHOLDER INFORMATION

 BROKERS RECEIPT OF PURCHASE AND REDEMPTION ORDERS

 The Fund has authorized certain brokers to accept purchase and redemption orders on the Fund's behalf. These brokers are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Purchase and redemption orders received in this manner will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

 DOLLAR COST AVERAGING

 Strong Funds' Automatic Investment Plan, Payroll Direct Deposit Plan, and Automatic Exchange Plan are methods of implementing dollar cost averaging. Dollar cost averaging is an investment strategy that involves investing a fixed amount of money at regular time intervals. By always investing the same set amount, an investor will be purchasing more shares when the price is low and fewer shares when the price is high. Ultimately, by using this principle in conjunction with fluctuations in share price, an investor's average cost per share may be less than the average transaction price. A program of regular investment cannot ensure a profit or protect against a loss during declining markets. Since such a program involves continuous investment regardless of fluctuating share values, investors should consider their ability to continue the program through periods of both low and high share-price levels. These methods are unavailable for Institutional Class accounts.

 FEE WAIVERS

 The Fund reserves the right to waive some or all fees in certain conditions where the application of the fee would not serve its purpose.

 FINANCIAL INTERMEDIARIES

 If an investor purchases or redeems shares of the Fund through a financial intermediary, certain features of the Fund relating to such transactions may not be available or may be modified. In addition, certain operational policies of the Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries. Please consult your financial intermediary for more information regarding these matters. In addition, the Fund may pay, directly or indirectly through arrangements with the Advisor, amounts to financial intermediaries that provide transfer agent type and/or other administrative services to their customers. The Fund will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Fund; however, the Advisor may pay to the financial intermediary amounts in excess of such limitation out of its own profits. Certain financial intermediaries may charge an advisory, transaction, or other fee for their services. Investors will not be charged for such fees if investors purchase or redeem Fund shares directly from the Fund without the intervention of a financial intermediary.

 FUND REDEMPTIONS

 Shareholders (except Advisor and Institutional Class shareholders) can gain access to the money in their accounts by selling (also called redeeming) some or all of their shares by mail, telephone, computer, automatic withdrawals, through a broker-dealer, or by writing a check (assuming all the appropriate documents and requirements have been met for these account options). Advisor and Institutional Class shareholders may redeem some or all of their shares by telephone or by faxing a written request. After a redemption request is processed, the proceeds from the sale will normally be sent on the next business day but, in any event, no more than seven days later.

 MOVING ACCOUNT OPTIONS AND INFORMATION

 When establishing a new account (other than an Institutional Class account) by exchanging funds from an existing Strong Funds account, some account options (such as checkwriting, the Exchange Option, Express PurchaseSM, and the Redemption Option), if existing on the account from which money is exchanged, will automatically be made available on the new account unless the shareholder indicates otherwise, or the option is not available on the new account. Subject to applicable Strong Funds policies, other account options, including automatic investment, automatic exchange and systematic withdrawal, may be moved to the new account at the request of the shareholder. These options are not available for Institutional Class accounts. If allowed by Strong Funds policies (i) once the account options are established on the new account, the shareholder may modify or amend the options, and (ii) account options may be moved or added from one existing account to another new or existing account. Account information, such as the shareholder's address of record and social security number, will be copied from the existing account to the new account.

 PROMOTIONAL ITEMS

 From time to time, the Advisor and/or Distributor may give de minimis gifts or other immaterial consideration to investors who open new accounts or add to existing accounts with the Strong Funds. In addition, from time to time, the Advisor and/or Distributor, alone or with other entities or persons, may sponsor, participate in conducting, or be involved with sweepstakes, give-aways, contests, incentive promotions, or other similar programs ("Give-Aways"). This is done in order to, among other reasons, increase the number of users of and visits to the Fund's Internet web site. As part of the Give-Aways, persons may receive cash or other awards including without limitation, gifts, merchandise, gift certificates, travel, meals, and lodging. Under the Advisor's and Distributor's standard rules for Give-Aways, their employees, subsidiaries, advertising and promotion agencies, and members of their immediate families are not eligible to enter the Give-Aways.

 REDEMPTION IN KIND

 The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the Fund. If the Advisor determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund's shares (a "redemption in kind"). Shareholders receiving securities or other financial assets in a redemption in kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. If you expect to make a redemption in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period and would like to avoid any possibility of being paid with securities in-kind, you may do so by providing Strong Funds with an unconditional instruction to redeem at least 15 calendar days prior to the date on which the redemption transaction is to occur, specifying the dollar amount or number of shares to be redeemed and the date of the transaction (please call 800-368-3863). This will provide the Fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimize the effect of the redemption on the interests of the Fund's remaining shareholders.

 Redemption checks in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period may not be honored by the Fund if the Advisor determines that existing conditions make cash payments undesirable.

 RETIREMENT PLANS

 TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNT (IRA): Everyone under age 70 1/2 with earned income may contribute to a tax-deferred Traditional IRA. The Strong Funds offer a prototype plan for you to establish your own Traditional IRA. You are allowed to contribute up to the lesser of $2,000 or 100% of your earned income each year to your Traditional IRA (or up to $4,000 between your Traditional IRA and your non-working spouses' Traditional IRA). Under certain circumstances, your contribution will be deductible.

 ROTH IRA: Taxpayers, of any age, who have earned income, and whose adjusted gross income ("AGI") does not exceed $110,000 (single) or $160,000 (joint) can contribute to a Roth IRA. Allowed contributions begin to phase-out at $95,000 (single) or $150,000 (joint). You are allowed to contribute up to the lesser of $2,000 or 100% of earned income each year into a Roth IRA. If you also maintain a Traditional IRA, the maximum contribution to your Roth IRA is reduced by any contributions that you make to your Traditional IRA. Distributions from a Roth IRA, if they meet certain requirements, may be federally tax free. If your AGI is $100,000 or less, you can convert your Traditional IRAs into a Roth IRA. Conversions of earnings and deductible contributions are taxable in the year of the distribution. The early distribution penalty does not apply to amounts converted to a Roth IRA even if you are under age 59 1/2.

 EDUCATION IRA: Taxpayers may contribute up to $500 per year into an Education IRA for the benefit of a child under age 18. Total contributions to any one child cannot exceed $500 per year. The contributor must have adjusted income under $110,000 (single) or $160,000 (joint) to contribute to an Education IRA. Allowed contributions begin to phase-out at $95,000 (single) or $150,000
 (joint).   Withdrawals from the Education IRA to pay qualified higher education expenses are federally tax free. Any withdrawal in excess of higher education expenses for the year are potentially subject to tax and an additional 10% penalty.

 DIRECT ROLLOVER IRA: To avoid the mandatory 20% federal withholding tax on distributions, you must transfer the qualified retirement or IRC section 403(b) plan distribution directly into an IRA. The distribution must be eligible for rollover. The amount of your Direct Rollover IRA contribution will not be included in your taxable income for the year.

 SIMPLIFIED EMPLOYEE PENSION PLAN (SEP-IRA): A SEP-IRA plan allows an employer to make deductible contributions to separate IRA accounts established for each eligible employee.

 SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN (SAR SEP-IRA): A SAR SEP-IRA plan is a type of SEP-IRA plan in which an employer may allow employees to defer part of their salaries and contribute to an IRA account. These deferrals help lower the employees' taxable income. Please note that you may no longer open new SAR SEP-IRA plans (since December 31, 1996). However, employers with SAR SEP-IRA plans that were established prior to January 1, 1997 may still open accounts for new employees.

 SIMPLIFIED INCENTIVE MATCH PLAN FOR EMPLOYEES (SIMPLE-IRA): A SIMPLE-IRA plan is a retirement savings plan that allows employees to contribute a percentage of their compensation, up to $6,000, on a pre-tax basis, to a SIMPLE-IRA account. The employer is required to make annual contributions to eligible employees' accounts. All contributions grow tax-deferred.

 DEFINED CONTRIBUTION PLAN: A defined contribution plan allows self-employed individuals, partners, or a corporation to provide retirement benefits for themselves and their employees. Plan types include: profit-sharing plans, money purchase pension plans, and paired plans (a combination of a profit-sharing plan and a money purchase plan).

 401(K) PLAN: A 401(k) plan is a type of profit-sharing plan that allows employees to have part of their salary contributed on a pre-tax basis to a retirement plan which will earn tax-deferred income. A 401(k) plan is funded by employee contributions, employer contributions, or a combination of both.

 403(B)(7) PLAN: A 403(b)(7) plan is a tax-sheltered custodial account designed to qualify under section 403(b)(7) of the IRC and is available for use by employees of certain educational, non-profit, hospital, and charitable organizations.

 RIGHT OF SET-OFF

 To the extent not prohibited by law, the Fund, any other Strong Fund, and the Advisor, each has the right to set-off against a shareholder's account balance with a Strong Fund, and redeem from such account, any debt the shareholder may owe any of these entities. This right applies even if the account is not identically registered.

 SHARES IN CERTIFICATE FORM

 Certificates will be issued for shares (other than Advisor Class or Institutional Class shares) held in a Fund account only upon written request. Certificates will not be issued for Institutional Class or Advisor Class shares of any Fund. A shareholder will, however, have full shareholder rights whether or not a certificate is requested.

 SIGNATURE GUARANTEES

 A signature guarantee is designed to protect shareholders and the Fund against fraudulent transactions by unauthorized persons. In the following instances, the Fund will require a signature guarantee for all authorized owners of an account:

- when adding the Redemption Option to an existing account;
- when transferring the ownership of an account to another individual or organization;
- when submitting a written redemption request for more than $100,000;
- when requesting to redeem or redeposit shares that have been issued in certificate form;
- if requesting a certificate after opening an account;
- when requesting that redemption proceeds be sent to a different name or address than is registered on an account;
- if adding/changing a name or adding/removing an owner on an account; and
- if adding/changing the beneficiary on a transfer-on-death account.

 A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. Please note that a notary public stamp or seal is not acceptable.

 TELEPHONE AND INTERNET EXCHANGE/REDEMPTION PRIVILEGES

 The Fund employs reasonable procedures to confirm that instructions communicated by telephone or the Internet are genuine. The Fund may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include but are not limited to requiring a form of personal identification prior to acting on instructions received by telephone or the Internet, providing written confirmations of such transactions to the address of record, tape recording telephone instructions and backing up Internet transactions.

                                  ORGANIZATION

 The Fund is either a "Corporation" or a "Series" of common stock of a Corporation, as described in the chart below:

                                          Incorporation  Date Series  Date Class  Authorized   Par
Corporation                               Date           Created      Created     Shares       Value ($)
-----------------------------------------  -------------  -----------  ----------  ----------  ---------
Strong Municipal Funds, Inc. (1)           07/28/96                                Indefinite  .00001
- Strong Municipal Money Market Fund                      07/28/86                 Indefinite  .00001
- Strong Municipal Advantage Fund                         10/27/95                 Indefinite  .00001
  *  Investor Class(3)                                                 10/27/95    Indefinite  .00001
  *  Advisor Class                                                     09/21/00    Indefinite  .00001
  *  Institutional Class                                               07/24/00    Indefinite  .00001
- Strong Tax-Exempt Municipal Money                       __/__/__                 Indefinite  .00001
  Market Fund

  (1) Prior to October 27, 1995, the Fund's name was Strong Municipal Money Market Fund, Inc.

 The Strong Municipal Money Market Fund, the Strong Municipal Advantage, and the Strong Tax-Exempt Municipal Money Market Funds are diversified series of Strong Municipal Funds, Inc., which is an open-end management investment company.

 The Corporation is a Wisconsin corporation that is authorized to offer separate series of shares representing interests in separate portfolios of securities, each with differing investment objectives. The shares in any one portfolio may, in turn, be offered in separate classes, each with differing preferences, limitations or relative rights. However, the Articles of Incorporation for the Corporation provide that if additional series of shares are issued by the Corporation, such new series of shares may not affect the preferences, limitations or relative rights of the Corporation's outstanding shares. In addition, the Board of Directors of the Corporation is authorized to allocate assets, liabilities, income and expenses to each series and class. Classes within a series may have different expense arrangements than other classes of the same series and, accordingly, the net asset value of shares within a series may differ. Finally, all holders of shares of the Corporation may vote on each matter presented to shareholders for action except with respect to any matter which affects only one or more series or class, in which case only the shares of the affected series or class are entitled to vote. Each share of the Fund has one vote, and all shares participate equally in dividends and other capital gains distributions by the Fund and in the residual assets of the Fund in the event of liquidation. Fractional shares have the same rights proportionately as do full shares. Shares of the Corporation have no preemptive, conversion, or subscription rights. If the Corporation issues additional series, the assets belonging to each series of shares will be held separately by the custodian, and in effect each series will be a separate fund.

                              SHAREHOLDER MEETINGS

 The Wisconsin Business Corporation Law permits registered investment companies, such as the Fund, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Fund has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

 The Fund's Bylaws allow for a director to be removed by its shareholders with or without cause, only at a meeting called for the purpose of removing the director. Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. The Secretary shall inform such shareholders of the reasonable estimated costs of preparing and mailing the notice of the meeting, and upon payment to the Fund of such costs, the Fund shall give not less than ten nor more than sixty days notice of the special meeting.

                             PERFORMANCE INFORMATION

 The Strong Funds may advertise a variety of types of performance information as more fully described below. The Fund's performance is historical and past performance does not guarantee the future performance of the Fund. From time to time, the Advisor may agree to waive or reduce its management fee and/or to absorb certain operating expenses for the Fund. Waivers of management fees and absorption of expenses will have the effect of increasing the Fund's performance.

 7-DAY CURRENT AND EFFECTIVE YIELD

 The Fund's 7-day current yield quotation is based on a seven-day period and is computed as follows. The first calculation is net investment income per share, which is accrued interest on portfolio securities, plus amortized discount, minus amortized premium, less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation. The Fund's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. Effective yield is equal [(base period return +
 1)(365/7)]- 1.

 TAXABLE EQUIVALENT YIELD

 The Fund's tax-equivalent yield is computed by dividing that portion of the Fund's yield (computed as described above) that is tax-exempt by one minus the stated federal income tax rate and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. Tax-equivalent yield does not reflect possible variations due to the federal alternative minimum tax.

 An investor may want to determine which investment, tax-exempt or taxable, will provide you with a higher after-tax return. To determine the tax-equivalent yield, simply divide the yield from the tax-exempt investment by the sum of (1 minus the investor's marginal tax rate). The tables below are provided for making this calculation for selected tax-exempt yield and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that a Fund may generate.

 The following table is based upon the 2000 federal tax rates in effect as of January 1, 2000.

                                                     A TAX-FREE YIELD OF:
----------------------------------------------------------------------------------------------------------
2000 Taxable Income Levels*                                4%        5%       6%     7%    8%
----------------------------------------------------------------------------------------------------------
Single                     Married Filing    Marginal       IS EQUIVALENT TO A TAXABLE YIELD OF:
                           Jointly           Tax Rate
----------------------------------------------------------------------------------------------------------
under $26,250               under $43,850     15%         4.71%     5.88%     7.06%   8.24%    9.41%
----------------------------------------------------------------------------------------------------------
$26,250-                    $43,850-          28%         5.56%     6.94%     8.33%   9.72%    11.11%
$63,550                     $105,950
-----------------------------------------------------------------------------------------------------------
$63,550-                    $105,950-         31%         5.80%     7.25%     8.70%   10.14%   11.59%
$132,600                    $161,450
-----------------------------------------------------------------------------------------------------------
$132,600-                   $161,450-         36%         6.25%     7.81%     9.38%   10.94%   12.50%
$288,350                    $288,350
-----------------------------------------------------------------------------------------------------------
over $288,350               over $288,350    39.6%        6.62%     8.28%     9.93%   11.59%   13.25%
-----------------------------------------------------------------------------------------------------------

 * A taxpayer with an adjusted gross income in excess of $128,950 may, to the extent such taxpayer itemizes deductions, be subject to a higher effective marginal rate.

 DISTRIBUTION RATE

 The distribution rate for the Fund is computed, according to a non-standardized formula, by dividing the total amount of actual distributions per share paid by the Fund over a twelve month period by the Fund's net asset value on the last day of the period. The distribution rate differs from the Fund's yield because the distribution rate includes distributions to shareholders from sources other than dividends and interest, such as short-term capital gains. Therefore, the Fund's distribution rate may be substantially different than its yield. Both the Fund's yield and distribution rate will fluctuate.

 AVERAGE ANNUAL TOTAL RETURN

 The Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for the Fund for a specific period is calculated by first taking a hypothetical $10,000 investment ("initial investment") in the Fund's shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total returns reflect the impact of sales charges, if any.

 TOTAL RETURN

 Calculation of the Fund's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in the Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value of the Fund on the reinvestment dates during the period.
 Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total returns reflect the impact of sales charges, if any.

 CUMULATIVE TOTAL RETURN

 Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return. Cumulative total returns reflect the impact of sales charges, if any.

 COMPARISONS

 U.S. TREASURY BILLS, NOTES, OR BONDS. Investors may want to compare the performance of the Fund to that of U.S. Treasury bills, notes, or bonds, which are issued by the U.S. Government. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities.

 CERTIFICATES OF DEPOSIT. Investors may want to compare the Fund's performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution.

 MONEY MARKET FUNDS. Investors may also want to compare performance of the Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

 LIPPER ANALYTICAL SERVICES, INC. ("LIPPER") AND OTHER INDEPENDENT RANKING ORGANIZATIONS. From time to time, in marketing and other fund literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Fund's performance may also be compared to the average performance of its Lipper category.

 MORNINGSTAR, INC. The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Ratings are not absolute and do not represent future results.

 OTHER SOURCES. The Fund's advertisements and supplemental sales literature may contain full or partial reprints of editorials or articles evaluating the Fund's management and performance from such sources as Money, Forbes, Kiplinger's, Smart Money, Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Mutual Fund Magazine, Barron's, and various investment newsletters. The Fund may also include testimonials from shareholders, clients, and others that describe their experiences with the Fund, the Advisor, or the Distributor, including descriptions of the Fund's performance, features, and attributes and the services, tools, and assistance provided by the Fund, the Advisor, or the Distributor.

 VARIOUS BANK PRODUCTS. The Fund's performance also may be compared on a before or after-tax basis to various bank products, including the average rate of bank and thrift institution money market deposit accounts, Super N.O.W. accounts and certificates of deposit of various maturities as reported in the Bank Rate Monitor, National Index of 100 leading banks, and thrift institutions as published by the Bank Rate Monitor, Miami Beach, Florida. The rates published by the Bank Rate Monitor National Index are averages of the personal account rates offered on the Wednesday prior to the date of publication by 100 large banks and thrifts in the top ten Consolidated Standard Metropolitan Statistical Areas. The rates provided for the bank accounts assume no compounding and are for the lowest minimum deposit required to open an account. Higher rates may be available for larger deposits.

 With respect to money market deposit accounts and Super N.O.W. accounts, account minimums range upward from $2,000 in each institution and compounding methods vary. Super N.O.W. accounts generally offer unlimited check writing while money market deposit accounts generally restrict the number of checks that may be written. If more than one rate is offered, the lowest rate is used. Rates are determined by the financial institution and are subject to change at any time specified by the institution. Generally, the rates offered for these products take market conditions and competitive product yields into consideration when set. Bank products represent a taxable alternative income producing product. Bank and thrift institution deposit accounts may be insured. Shareholder accounts in the Fund are not insured. Bank passbook savings accounts compete with money market mutual fund products with respect to certain liquidity features but may not offer all of the features available from a money market mutual fund, such as check writing. Bank passbook savings accounts normally offer a fixed rate of interest while the yield of the Fund fluctuates. Bank checking accounts normally do not pay interest but compete with money market mutual fund products with respect to certain liquidity features (E.G., the ability to write checks against the account). Bank certificates of deposit may offer fixed or variable rates for a set term. (Normally, a variety of terms are available.)
Withdrawal of these deposits prior to maturity will normally be subject to a penalty. In contrast, shares of the Fund are redeemable at the net asset value (normally, $1.00 per share) next determined after a request is received, without charge.

 INDICES. The Fund may compare its performance to a wide variety of indices. There are differences and similarities between the investments that a Fund may purchase and the investments measured by the indices.

 HISTORICAL ASSET CLASS RETURNS. From time to time, marketing materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, common stocks, and small stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.

 STRONG FUNDS. The Strong Funds offer a comprehensive range of conservative to aggressive investment options. The Strong Funds and their investment objectives are listed below.

 FUND NAME                    INVESTMENT OBJECTIVE

----------------------------------  -------------------------------------------------------------------------------
CASH MANAGEMENT
----------------------------------  -------------------------------------------------------------------------------
Strong Advantage Fund               Current income with a very low degree of share-price fluctuation.
----------------------------------  -------------------------------------------------------------------------------
Strong Heritage Money Fund          Current income, a stable share price, and daily liquidity.
----------------------------------  -------------------------------------------------------------------------------
Strong Investors Money Fund         Current income, a stable share price, and daily liquidity.
----------------------------------  -------------------------------------------------------------------------------
Strong Money Market Fund            Current income, a stable share price, and daily liquidity.
----------------------------------  -------------------------------------------------------------------------------
Strong Municipal Advantage Fund     Federally tax-exempt current income with a very low degree of share-price fluctuation.
----------------------------------  -------------------------------------------------------------------------------
Strong Municipal Money Market Fund  Federally tax-exempt current income, a stable share-price, and daily liquidity.
----------------------------------  -------------------------------------------------------------------------------
Strong Tax-Exempt Municipal Money   Federally tax-exempt current income, a stable share-price, and daily liquidity.
Market Fund
----------------------------------  -------------------------------------------------------------------------------

----------------------------------  -------------------------------------------------------------------------------
GROWTH AND INCOME
----------------------------------  -------------------------------------------------------------------------------
Strong American Utilities Fund      Total return by investing for both income and capital growth.
----------------------------------  -------------------------------------------------------------------------------
Strong Balanced Fund                High total return consistent with reasonable risk over the long term.
----------------------------------  -------------------------------------------------------------------------------
Strong Blue Chip 100 Fund           Total return by investing for both income and capital growth.
----------------------------------  -------------------------------------------------------------------------------
Strong Equity Income Fund           Total return by investing for both income and capital growth.
----------------------------------  -------------------------------------------------------------------------------
Strong Growth and Income Fund       High total return by investing for capital growth and income.
----------------------------------  -------------------------------------------------------------------------------
Strong Limited Resources Fund       Total return by investing for both capital growth and income.
----------------------------------  -------------------------------------------------------------------------------
Strong Schafer Balanced Fund        Total return by investing for both income and capital growth.
----------------------------------  -------------------------------------------------------------------------------
Strong Schafer Value Fund           Long-term capital appreciation principally through investment in common stocks and other equity securities.  Current income is a secondary objective.
----------------------------------  -------------------------------------------------------------------------------

----------------------------------  -------------------------------------------------------------------------------
EQUITY
----------------------------------  -------------------------------------------------------------------------------
Strong Common Stock Fund*           Capital growth.
----------------------------------  -------------------------------------------------------------------------------
Strong Discovery Fund               Capital growth.
----------------------------------  -------------------------------------------------------------------------------
Strong Dow 30 Value Fund            Capital growth.
----------------------------------  -------------------------------------------------------------------------------
Strong Enterprise Fund              Capital growth.
----------------------------------  -------------------------------------------------------------------------------

Strong Growth Fund                  Capital growth.
----------------------------------  -----------------------------------------------------------------------------------
Strong Growth 20 Fund               Capital growth.
----------------------------------  -----------------------------------------------------------------------------------
Strong Index 500 Fund               To approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly traded common stocks composed of the larger capitalized companies.
----------------------------------  -----------------------------------------------------------------------------------
Strong Internet Fund                Capital growth.
----------------------------------  -----------------------------------------------------------------------------------
Strong Large Cap Growth Fund        Capital growth.
----------------------------------  -----------------------------------------------------------------------------------
Strong Mid Cap Disciplined Fund     Capital growth.
----------------------------------  -----------------------------------------------------------------------------------
Strong Mid Cap Growth Fund          Capital growth.
----------------------------------  -----------------------------------------------------------------------------------
Strong Opportunity Fund             Capital growth.
----------------------------------  -----------------------------------------------------------------------------------
Strong Small Cap Value Fund         Capital growth.
----------------------------------  -----------------------------------------------------------------------------------
Strong Strategic Growth Fund        Capital growth.
----------------------------------  -----------------------------------------------------------------------------------
Strong Technology 100 Fund          Capital growth.
----------------------------------  -----------------------------------------------------------------------------------
Strong U.S. Emerging Growth Fund    Capital growth.
----------------------------------  -----------------------------------------------------------------------------------
Strong Value Fund                   Capital growth.
----------------------------------  -----------------------------------------------------------------------------------

----------------------------------  -----------------------------------------------------------------------------------
INCOME
----------------------------------  -----------------------------------------------------------------------------------
Strong Bond Fund                    Total return by investing for a high level of current income with a moderate degree of share-price fluctuation.
----------------------------------  -----------------------------------------------------------------------------------
Strong Corporate Bond Fund          Total return by investing for a high level of current income with a moderate degree of share-price fluctuation.
----------------------------------  -----------------------------------------------------------------------------------
Strong Government Securities Fund   Total return by investing for a high level of current income with a moderate degree of share-price fluctuation.
----------------------------------  -----------------------------------------------------------------------------------
Strong High-Yield Bond Fund         Total return by investing for a high level of current income and capital growth.
----------------------------------  -----------------------------------------------------------------------------------
Strong Short-Term Bond Fund         Total return by investing for a high level of current income with a low degree of share-price fluctuation.
----------------------------------  -----------------------------------------------------------------------------------
Strong Short-Term High Yield Bond   Total return by investing for a high level of current income with a moderate
Fund                                degree of share-price fluctuation.
----------------------------------  -----------------------------------------------------------------------------------

----------------------------------  -----------------------------------------------------------------------------------
INTERNATIONAL
----------------------------------  -----------------------------------------------------------------------------------
Strong Asia Pacific Fund            Capital growth.
----------------------------------  -----------------------------------------------------------------------------------
Strong Foreign MajorMarketsSM Fund  Capital growth.
----------------------------------  -----------------------------------------------------------------------------------
Strong International Bond Fund      High total return by investing for both income and capital appreciation.
----------------------------------  -----------------------------------------------------------------------------------
Strong International Stock Fund     Capital growth.
----------------------------------  -----------------------------------------------------------------------------------
Strong Overseas Fund                Capital growth.
----------------------------------  -----------------------------------------------------------------------------------
Strong Short-Term Global Bond Fund  Total return by investing for a high level of income with a low degree of share price fluctuation.
----------------------------------  -----------------------------------------------------------------------------------

----------------------------------  -----------------------------------------------------------------------------------
LIFE STAGE SERIES
----------------------------------  -----------------------------------------------------------------------------------
Strong Aggressive Portfolio         Capital growth.
----------------------------------  -----------------------------------------------------------------------------------
Strong Conservative Portfolio       Total return by investing primarily for income and secondarily for capital growth.
----------------------------------  -----------------------------------------------------------------------------------
Strong Moderate Portfolio           Total return by investing primarily for capital growth and secondarily for income.
----------------------------------  -----------------------------------------------------------------------------------

----------------------------------  -----------------------------------------------------------------------------------
MUNICIPAL INCOME
----------------------------------  -----------------------------------------------------------------------------------
Strong High-Yield Municipal Bond    Total return by investing for a high level of federally tax-exempt current income.
Fund
----------------------------------  -----------------------------------------------------------------------------------
Strong Municipal Bond Fund          Total return by investing for a high level of federally tax-exempt current income with a moderate degree of share-price fluctuation.
----------------------------------  -----------------------------------------------------------------------------------
Strong Short-Term High Yield        Total return by investing for a high level of federally tax-exempt current income
Municipal Fund                      with a moderate degree of share-price fluctuation.
--------------------------------  ---------------------------------------------------------------------------------
Strong Short-Term Municipal Bond    Total return by investing for a high level of federally tax-exempt current income
Fund                                with a low degree of share-price fluctuation.
--------------------------------  ---------------------------------------------------------------------------------

 * The Fund is closed to new investors, except the Fund may continue to offer its shares through certain 401(k) plans and similar company-sponsored retirement plans.

 The Advisor also serves as Advisor to several management investment companies, some of which fund variable annuity separate accounts of certain insurance companies.

 The Fund may from time to time be compared to other Strong Funds based on a risk/reward spectrum. In general, the amount of risk associated with any investment product is commensurate with that product's potential level of reward. The Strong Funds risk/reward continuum or any Fund's position on the continuum may be described or diagrammed in marketing materials. The Strong Funds risk/reward continuum positions the risk and reward potential of each Strong Fund relative to the other Strong Funds, but is not intended to position any Strong Fund relative to other mutual funds or investment products. Marketing materials may also discuss the relationship between risk and reward as it relates to an individual investor's portfolio.

 TYING TIME FRAMES TO YOUR GOALS. There are many issues to consider as you make your investment decisions, including analyzing your risk tolerance, investing experience, and asset allocations. You should start to organize your investments by learning to link your many financial goals to specific time frames. Then you can begin to identify the appropriate types of investments to help meet your goals. As a general rule of thumb, the longer your time horizon, the more price fluctuation you will be able to tolerate in pursuit of higher returns. For that reason, many people with longer-term goals select stocks or long-term bonds, and many people with nearer-term goals match those up with for instance, short-term bonds. The Advisor developed the following suggested holding periods to help our investors set realistic expectations for both the risk and reward potential of our funds. (See table below.) Of course, time is just one element to consider when making your investment decision.

                 STRONG FUNDS SUGGESTED MINIMUM HOLDING PERIODS

     UNDER 1 YEAR              1 TO 2 YEARS                4 TO 7 YEARS
----------------------  --------------------------  --------------------------
Heritage Money Fund     Advantage Fund              Conservative Portfolio
Investors Money Fund    Municipal Advantage Fund    Corporate Bond Fund
Money Market Fund                                   Government Securities Fund
Municipal Money Market         2 TO 4 YEARS         High-Yield Bond Fund
Fund                    Short-Term Bond Fund        High-Yield Municipal Bond
Tax-Exempt Municipal    Short-Term Global Bond      Fund
Money Market Fund       Fund                        International Bond Fund
                        Short-Term High Yield Bond  Municipal Bond Fund
                        Fund
                        Short-Term High Yield
                        Municipal Fund
                        Short-Term Municipal Bond
                        Fund


5 OR MORE YEARS
----------------------
Aggressive Portfolio
American Utilities Fund
Asia Pacific Fund
Balanced Fund
Blue Chip 100 Fund
Common Stock Fund*
Discovery Fund
Dow 30 Value Fund
Enterprise Fund
Equity Income Fund
Foreign MajorMarketsSM
Fund
Growth Fund
Growth 20 Fund
Growth and Income Fund
Index 500 Fund
International Stock Fund
Internet Fund
Large Cap Growth Fund
Limited Resources Fund
Mid Cap Disciplined Fund
Mid Cap Growth Fund
Moderate Portfolio
Opportunity Fund
Overseas Fund
Schafer Balanced Fund
Schafer Value Fund
Small Cap Value Fund
Strategic Growth Fund
Technology 100 Fund
U.S. Emerging Growth Fund
Value Fund

 * This Fund is closed to new investors, except the Fund may continue to offer its shares through certain 401(k) plans and similar company-sponsored retirement plans.

 ADDITIONAL FUND INFORMATION

 PORTFOLIO CHARACTERISTICS. In order to present a more complete picture of the Fund's portfolio, marketing materials may include various actual or estimated portfolio characteristics, including but not limited to median market capitalizations, earnings per share, alphas, betas, price/earnings ratios, returns on equity, dividend yields, capitalization ranges, growth rates, price/book ratios, top holdings, sector breakdowns, asset allocations, quality breakdowns, and breakdowns by geographic region.

 MEASURES OF VOLATILITY AND RELATIVE PERFORMANCE. Occasionally statistics may be used to specify fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a fund's performance has varied from its average performance during a particular time period.

 Standard deviation is calculated using the following formula:

      Standard deviation = the square root of  S(xi - xm)2
                                                   n-1

 Where:     S = "the sum of",
      xi = each individual return during the time period, xm = the average return over the time period, and n = the number of individual returns during the time period.

 Statistics may also be used to discuss the Fund's relative performance. One such measure is alpha. Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the Fund's beta. A positive alpha quantifies the value that the fund manager has added, and a negative alpha quantifies the value that the fund manager has lost.

 Other measures of volatility and relative performance may be used as appropriate. However, all such measures will fluctuate and do not represent future results.

 DURATION. Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It measures bond price sensitivity to interest rate changes by taking into account the time value of cash flows generated over the bond's life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value that is expressed in years. Since duration can also be computed for the Fund, you can estimate the effect of interest rates on the Fund's share price. Simply multiply the Fund's duration by an expected change in interest rates. For example, the price of the Fund with a duration of two years would be expected to fall approximately two percent if market interest rates rose by one percentage point.

                               GENERAL INFORMATION

 BUSINESS PHILOSOPHY

 The Advisor is an independent, Midwestern-based investment advisor, owned by professionals active in its management. Recognizing that investors are the focus of its business, the Advisor strives for excellence both in investment management and in the service provided to investors. This commitment affects many aspects of the business, including professional staffing, product development, investment management, and service delivery.

 The increasing complexity of the capital markets requires specialized skills and processes for each asset class and style. Therefore, the Advisor believes that active management should produce greater returns than a passively managed index. The Advisor has brought together a group of top-flight investment professionals with diverse product expertise, and each concentrates on their investment specialty. The Advisor believes that people are the firm's most important asset. For this reason, continuity of professionals is critical to the firm's long-term success.

 INVESTMENT ENVIRONMENT

 Discussions of economic, social, and political conditions and their impact on the Fund may be used in advertisements and sales materials. Such factors that may impact the Fund include, but are not limited to, changes in interest rates, political developments, the competitive environment, consumer behavior, industry trends, technological advances, macroeconomic trends, and the supply and demand of various financial instruments. In addition, marketing materials may cite the portfolio management's views or interpretations of such factors.

 EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING
 These common sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 800-368-3863.

 1. HAVE A PLAN - even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

 2. START INVESTING AS SOON AS POSSIBLE. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

 3. DIVERSIFY YOUR PORTFOLIO. By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

 4. INVEST REGULARLY. Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

 5. MAINTAIN A LONG-TERM PERSPECTIVE. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and principal loss.

 6. CONSIDER STOCKS TO HELP ACHIEVE MAJOR LONG-TERM GOALS. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

 7. KEEP A COMFORTABLE AMOUNT OF CASH IN YOUR PORTFOLIO. To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

 8. KNOW WHAT YOU'RE BUYING. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions... request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

 STRONG RETIREMENT PLAN SERVICES
 Strong Retirement Plan Services offers a full menu of high quality, affordable retirement plan options, including traditional money purchase pension and profit sharing plans, 401(k) plans, simplified employee pension plans, salary reduction plans, Keoghs, and 403(b) plans. Retirement plan specialists are available to help companies determine which type of retirement plan may be appropriate for their particular situation.

 TURNKEY APPROACH. The retirement plans offered by the Advisor are designed to be streamlined and simple to administer. To this end, the Advisor has invested heavily in the equipment, systems, technology, and people necessary to adopt or convert a plan, and to keep it running smoothly. The Advisor provides all aspects of the plan, including plan design, administration, recordkeeping, and investment management. To streamline plan design, the Advisor provides customizable IRS-approved prototype documents. The Advisor's services also include annual government reporting and testing as well as daily valuation of each participant's account. This structure is intended to eliminate the confusion and complication often associated with dealing with multiple vendors. It is also designed to save plan sponsors time and expense.

 The Advisor strives to provide one-stop retirement savings programs that combine the advantages of proven investment management, flexible plan design, and a wide range of investment options.

 RETIREMENT OPTIONS. The Advisor works closely with plan sponsors to design a comprehensive retirement program. The open architecture design of the plans allow for the use of the family of mutual funds managed by the Advisor as well as a stable asset value option. Large company plans may supplement these options with their company stock (if publicly traded) or funds from other well-known mutual fund families.

 EDUCATION. Participant education and communication is key to the success of any retirement program, and therefore is one of the most important services that the Advisor provides. The Advisor's goal is twofold: to make sure that plan participants fully understand their options and to educate them about the lifelong investment process. To this end, the Advisor provides attractive, readable print materials that are supplemented with audio and videotapes, and retirement education programs. The Advisor will work with plan sponsors to identify participants' education needs.

 SERVICE. The Advisor's goal is to provide a world class level of service through the use of experienced retirement plan professionals and advanced technology. One aspect of that service is an experienced, knowledgeable team that provides ongoing support for plan sponsors, both at adoption or conversion and throughout the life of a plan. The Advisor is committed to delivering accurate and timely information, evidenced by straightforward, complete, and understandable reports, participant account statements, and plan summaries. The Advisor invests in the latest technology in order to provide plan sponsors and participants with superior service.

 The Advisor has designed both "high-tech" and "high-touch" systems, providing an automated telephone system and Internet access as well as professional personal contact. Participants can access daily account information, conduct transactions, or have questions answered in the way that is most comfortable for them.

 STRONG FINANCIAL ADVISORS GROUP

 The Strong Financial Advisors Group is dedicated to helping financial advisors better serve their clients. Financial advisors receive regular updates on the mutual funds managed by the Advisor, access to portfolio managers through special conference calls, consolidated mailings of duplicate confirmation statements, access to the Advisor's network of regional representatives, and other specialized services. For more information on the Strong Financial Advisors Group, call 800-368-1683.

                             INDEPENDENT ACCOUNTANTS

 PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, are the independent accountants for the Fund, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

                                  LEGAL COUNSEL

 Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, Wisconsin 53202, acts as legal counsel for the Fund.

                     APPENDIX A- DEFINITION OF BOND RATINGS

                     STANDARD & POOR'S ISSUE CREDIT RATINGS

 A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

 Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

 Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

 Issue credit ratings are based, in varying degrees, on the following considerations:

 1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

 2.     Nature of and provisions of the obligation;

 3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

 The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

 'AAA'

 An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

 'AA'

 An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

 'A'

 An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

 'BBB'

 An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

 Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

 'BB'

 An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

 'B'

 An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

 'CCC'

 An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

 'CC'

 An obligation rated 'CC' is currently highly vulnerable to nonpayment.

 'C'

 A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

 'D'

 An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

 Plus (+) or minus (-) : The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

 r

 This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

 N.R.

 This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

                         MOODY'S LONG-TERM DEBT RATINGS

 Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

 Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

 A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

 Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

 Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

 B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

 Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

 Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

 C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          FITCH IBCA, INC. ("FITCH") LONG-TERM NATIONAL CREDIT RATINGS

 AAA (xxx)

 'AAA' national ratings denote the highest rating assigned by Fitch in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

 AA (xxx)

 'AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

 A (xxx)

 'A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

 BBB (xxx)

 'BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

 BB (xxx)

 'BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

 B (xxx)

 'B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favourable business and economic environment.

 CCC (xxx), CC (xxx), C (xxx)

 These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favourable business or economic developments.

 DDD (xxx), DD (xxx), D (xxx)

 These categories of national ratings are assigned to entities or financial commitments which are currently in default.

 A special identifier for the country concerned will be added to all national ratings. For illustrative purposes, (xxx) has been used, as above.

 "+" or "-" may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to the 'AAA
 (xxx)' national rating category or to categories below 'CCC (xxx)'.

                 THOMSON BANKWATCH (TBW) LONG-TERM DEBT RATINGS

 Long-Term Debt Ratings assigned by TBW HEAVILY WEIGH GOVERNMENT OWNERSHIP AND SUPPORT. The quality of both the company's management and franchise are of even greater importance in the Long-Term Debt Rating decisions. Long-Term Debt Ratings look out over a cycle and are not adjusted frequently for what it believes are short-term performance aberrations.

 Long-Term Debt Ratings can be restricted to local currency debt - ratings will be identified by the designation LC. In addition, Long-Term Debt Ratings may include a plus (+) or minus (-) to indicate where within the category the issue is placed. BankWatch Long-Term Debt Ratings are based on the following scale:

 INVESTMENT GRADE

 AAA (LC-AAA) - Indicates that the ability to repay principal and interest on a timely basis is extremely high.

 AA (LC-AA) - Indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

 A (LC-A) - Indicates the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

 BBB (LC-BBB) - The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. BBB issues are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

 NON-INVESTMENT GRADE - may be speculative in the likelihood of timely repayment of principal and interest

 BB (LC-BB) - While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

 B (LC-B) - Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

 CCC (LC-CCC) - Issues rated CCC clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

 CC (LC-CC) - CC is applied to issues that are subordinate to other obligations rated CCC and are afforded less protection in the event of bankruptcy or reorganization.

 D (LC-D) - Default.

                               SHORT-TERM RATINGS

                STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

 'A-1'

 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

 'A-2'

 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

 'A-3'

 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

 'B'

 A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

 'C'

 A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

 'D'

 A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                         MOODY'S SHORT-TERM DEBT RATINGS

 Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

 Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

 PRIME - 1     Issuers rated Prime-1 (or supporting institutions) have a
 superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

- Leading market positions in well-established industries.
- High rates of return on funds employed.
- Conservative capitalization structure with moderate reliance on debt and ample asset protection.
- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
- Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME - 2     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a
lesser degree.   Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization
characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME - 3     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME     Issuers rated Not Prime do not fall within any of the Prime rating categories.

         FITCH IBCA, INC. ("FITCH") SHORT-TERM NATIONAL CREDIT RATINGS

F1 (xxx)

Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under Fitch's national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F2 (xxx)

Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3 (xxx)

Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B (xxx)

Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C (xxx)

Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D (xxx)

Indicates actual or imminent payment default.

A special identifier for the country concerned will be added to all national ratings. For illustrative purposes, (xxx) has been used, as above.

"+" or "-" may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to ratings other than 'F1 (xxx)'.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our rating definitions for F1+ (xxx), F1 (xxx), F2 (xxx) and F3
(xxx) may be substituted by the regulatory scales, E.G. A1+, A1, A2 and A3.

                   THOMSON BANKWATCH (TBW) SHORT-TERM RATINGS

TBW assigns Short-Term Debt Ratings to specific debt instruments with original maturities of one year or less. The ratings are based on the overall health and financial condition of the rated company on a consolidated basis. In addition, the ratings place a GREAT EMPHASIS ON THE LIKELIHOOD OF GOVERNMENT SUPPORT.

TBW-1 (LC-1) The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 (LC-2) The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TBW-3 (LC-3) The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4 (LC-4) The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

                          STRONG MUNICIPAL FUNDS, INC.

                                     PART C
                               OTHER INFORMATION

Item 23. EXHIBITS

     (a)     Articles of Incorporation dated July 31, 1996(2)
     (a.1)   Amendment to Articles of Incorporation dated October 13, 1997(3)
     (a.2)   Amendment to Articles of Incorporation dated February 22,
2000(8)
     (a.3)   Amendment to Articles of Incorporation dated July 24, 2000(9)
     (a.4)   Amendment to Articles of Incorporation dated September 21,
2000(11)
     (a.5)   Amendment to Articles of Incorporation dated ____________*
     (b)     Bylaws dated October 20, 1995(1)
     (b.1)   Amendment to Bylaws dated May 1, 1998(4)
     (c)     Specimen Stock Certificate(8)
     (d)     Amended and Restated Investment Advisory Agreement(8)
     (e)     Distribution Agreement(8)
     (e.1)   Distribution Agreement - Advisor Class(8)
     (e.2)   Dealer Agreement*
     (e.3)   Services Agreement(8)
     (f)     Inapplicable
     (g)     Custody Agreement(1)
     (h)     Amended and Restated Transfer and Dividend Disbursing Agent
Agreement(8)
     (h.1)   Administration Agreement-Investor Class(8)
     (h.2)   Administration Agreement-Advisor Class(8)
     (h.3)   Administration Agreement-Institutional Class(9)
     (i)     Opinion and Consent of Counsel*
     (j)     Consent of Independent Accountants*
     (k)     Inapplicable
     (l)     Stock Subscription Agreement*
     (m)     Amended and Restated Rule 12b-1 Plan(8)
     (n)     Amended and Restated Rule 18f-3 Plan(8)
     (o)     Inapplicable
     (p)     Code of Ethics for Access Persons dated January 1, 1999(6)
     (p.1)   Code of Ethics for Non-Access Persons dated January 1, 1999(6)
     (q)     Power of Attorney dated August 1, 2000(10)
     (r)     Letter of Representation*

*To be filed by Amendment.


(1) Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of Registrant filed on or about November 17, 1995.

(2) Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of Registrant filed on or about June 27, 1997.

(3) Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Registrant filed on or about November 25, 1997.

(4) Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of Registrant filed on or about June 26, 1998.

(5) Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of Registrant filed on or about December 28, 1998.

(6) Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A of Registrant filed on or about February 26, 1999.

(7) Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of Registrant filed on or about December 29, 1999.

(8) Incorporated herein by reference to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A of Registrant filed on or about February 25, 2000.

(9) Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of Registrant filed on or about July 27, 2000.

(10) Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A of Registrant filed on or about August 1, 2000.

(11) Incorporated herein by reference to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of Registrant filed on or about September 28, 2000.

Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Registrant neither controls any person nor is under common control with any other person.

Item 25.  INDEMNIFICATION

     Officers and directors of the Funds, its advisor and underwriter are insured under a joint directors and officers/errors and omissions insurance policy underwritten by a group of insurance companies in the aggregate amount of $115,000,000, subject to certain deductions. Pursuant to the authority of the Wisconsin Business Corporation Law ("WBCL"), Article VII of Registrant's Bylaws provides as follows:

ARTICLE VII.  INDEMNIFICATION OF OFFICERS AND DIRECTORS

     SECTION 7.01. MANDATORY INDEMNIFICATION. The Corporation shall indemnify, to the full extent permitted by the WBCL, as in effect from time to time, the persons described in Sections 180.0850 through 180.0859 (or any successor provisions) of the WBCL or other provisions of the law of the State of Wisconsin relating to indemnification of directors and officers, as in effect from time to time. The indemnification afforded such persons by this section shall not be exclusive of other rights to which they may be entitled as a matter of law.

     SECTION 7.02. PERMISSIVE SUPPLEMENTARY BENEFITS. The Corporation may, but shall not be required to, supplement the right of indemnification under
Section 7.01 by (a) the purchase of insurance on behalf of any one or more of such persons, whether or not the Corporation would be obligated to indemnify such person under Section 7.01; (b) individual or group indemnification agreements with any one or more of such persons; and (c) advances for related expenses of such a person.

     SECTION 7.03. AMENDMENT. This Article VII may be amended or repealed only by a vote of the shareholders and not by a vote of the Board of Directors.

     SECTION 7.04. INVESTMENT COMPANY ACT. In no event shall the Corporation indemnify any person hereunder in contravention of any provision of the Investment Company Act.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     The information contained under "Who are the funds' investment advisor and portfolio managers?" in the Prospectus and under "Directors and Officers," "Investment Advisor," and "Distributor" in the Statement of Additional Information is hereby incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

Item 27.  PRINCIPAL UNDERWRITERS

     (a) Strong Investments, Inc., principal underwriter for Registrant, also serves as principal underwriter for Strong Advantage Fund, Inc.; Strong Asia Pacific Fund, Inc.; Strong Balanced Fund, Inc.; Strong Common Stock Fund, Inc.; Strong Conservative Equity Funds, Inc.; Strong Corporate Bond Fund, Inc.; Strong Discovery Fund, Inc.; Strong Equity Funds, Inc.; Strong Government Securities Fund, Inc.; Strong Heritage Reserve Series, Inc.; Strong High-Yield Municipal Bond Fund, Inc.; Strong Income Funds, Inc.; Strong Income Funds II, Inc.; Strong International Equity Funds, Inc.; Strong International Income Funds, Inc.; Strong Large Cap Growth Fund, Inc.; Strong Life Stage Series, Inc.; Strong Money Market Fund, Inc.; Strong Municipal Bond Fund, Inc.; Strong Opportunity Fund, Inc.; Strong Opportunity Fund II, Inc.; Strong Schafer Funds, Inc.; Strong Schafer Value Fund, Inc.; Strong Short-Term Bond Fund, Inc.; Strong Short-Term Global Bond Fund, Inc.; Strong Short-Term Municipal Bond Fund, Inc.; and Strong Variable Insurance Funds, Inc.

     (b)

Name and Principal                Positions and Offices    Positions and Offices
BUSINESS ADDRESS                    WITH UNDERWRITER            WITH FUND


Peter D. Schwab                  President and Director          none
100 Heritage Reserve
Menomonee Falls, WI  53051

Richard W. Smirl                 Vice President and Chief
100 Heritage Reserve               Compliance Officer          none
Menomonee Falls, WI  53051

Dana J. Russart                  Vice President               none
100 Heritage Reserve
Menomonee Falls, WI  53051

Michael W. Stefano               Vice President               none
100 Heritage Reserve
Menomonee Falls, WI  53051

Lawrence B. Zuntz                Vice President               none
100 Heritage Reserve
Menomonee Falls, WI  53051

Dennis A. Wallestad              Vice President               Vice President
100 Heritage Reserve
Menomonee Falls, WI  53051

Elizabeth N. Cohernour           Secretary                   Vice President and
100 Heritage Reserve                                         Secretary
Menomonee Falls, WI  53051

Thomas M. Zoeller                Treasurer and Chief          Vice President
100 Heritage Reserve             Financial Officer
Menomonee Falls, WI  53051

Kevin J. Scott                   Assistant Treasurer          none
100 Heritage Reserve
Menomonee Falls, WI  53051

Constance R. Wick               Assistant Secretary          none
100 Heritage Reserve
Menomonee Falls, WI  53051

     (c)  None

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books, or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant's Vice President, Elizabeth N. Cohernour, at Registrant's corporate offices, 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051.

Item 29.  MANAGEMENT SERVICES

     All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.  UNDERTAKINGS

     None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the Village of Menomonee Falls, and State of Wisconsin on the 20th day of October, 2000.

                              STRONG MUNICIPAL FUNDS, INC.
                              (Registrant)


                              BY:  /S/ ELIZABETH N. COHERNOUR
                                      Elizabeth N. Cohernour, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated.

            NAME                            TITLE                      DATE
---------------------------  ----------------------------------  ----------------


                             Chairman of the Board (Principal
                             Executive Officer) and a Director   October 20, 2000
---------------------------
Richard S. Strong*

                             Treasurer (Principal Financial and
/s/ John W. Widmer            Accounting Officer)                October 20, 2000
---------------------------
John W. Widmer



                             Director                            October 20, 2000
---------------------------
Marvin E. Nevins*



                             Director                            October 20, 2000
---------------------------
Willie D. Davis*



                             Director                            October 20, 2000
---------------------------
William F. Vogt*



                             Director                            October 20, 2000
---------------------------
Stanley Kritzik*



                             Director                            October 20, 2000
---------------------------
Neal Malicky*


* Susan A. Hollister signs this document pursuant to powers of attorney filed with Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A.


                                   By:  /S/ SUSAN A. HOLLISTER
                                            Susan A. Hollister

                                 EXHIBIT INDEX

                                     EDGAR
EXHIBIT NO.         EXHIBIT          EXHIBIT NO.
-----------  ----------------------
None